UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

Michael W. Kremenak, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1.	Report to Stockholders

Thrivent Investment Management®

Annual Report
December 31, 2013

How Do You Want to Hear From Us?

Choose email, U.S. mail or some of both.

Two ways to start receiving electronic delivery of your documents:

1. Go to Thrivent.com/gopaperless to get started.

OR

2. Simply complete, sign and mail the prepaid postage card on the back cover.

24042AR R2-14 Some mutual fund account types may be restricted from eDelivery enrollment. See Thrivent.com for details. Thrivent.com

Dear Shareholder:

The stock market surged to record highs in 2013 as the U.S. economy accelerated and Europe showed signs of emerging from a recession. Fixed-income markets mostly fell as investors worried that the improving economic picture might prompt the Federal Reserve to temper its accommodative monetary policy. The investment outlook was generally positive heading into 2014.

Economic Review

After nearly stalling in the fourth quarter of 2012, the U.S. economy accelerated steadily through the first nine months of 2013. The housing and auto markets were particularly strong, with housing starts rising to a seasonally adjusted annual rate of 1,091,000 units by November, up nearly 30% from a year earlier and the highest rate in nearly six years. Auto sales rose 8% to 15.6 million units, nearly matching the number of cars and light trucks sold in 2007 just before the start of the last recession.

Gross domestic product (GDP), the sum of all goods and services produced, rose at a 1.1% annual rate in the first quarter, a 2.5% rate in the second, and a 4.1% rate in the third. The latest performance marked only the fourth time in the past 10 years that GDP growth surpassed the 4% level.

Rising business inventories accounted for nearly 41% of third-quarter GDP growth, but the economy showed renewed vigor on a broad front. Investment in factories and other nonresidential structures grew at a 13.4% annual rate. Exports rose 3.9%, reflecting improving economic conditions abroad, and hit a record high in November. On the consumer front, personal consumption expenditures grew 2.0% in the third quarter, while spending on durable goods, such as appliances and automobiles, increased 7.9%. All those gains were offset in part by continued reductions in federal spending and investment, which fell 1.5%. We expect fourth-quarter GDP results to show continued economic growth, albeit not at the heady rate exhibited in the third.

Despite the economy’s strong showing in 2013, the recovery from the 2008–2009 recession remains sluggish by historical standards, and that has translated into sluggish gains in the job market, too. The U.S. created an average of 182,000 jobs per month in 2013, about the same as in 2012, leaving the country with 1.2 million fewer jobs than it had prior to the 2008–2009 recession. The unemployment rate, which peaked at 10% in 2009, fell dramatically in 2013, to 6.7% in December from 7.9% a year earlier. But a large part of that improvement was attributable not to job creation but simply to people giving up looking for work.

Economic conditions improved in Europe and China, which are important to the American economy and its financial markets. After a year and a half of economic contraction, GDP for the 17-country eurozone grew 0.3% in the second quarter of 2013 and another 0.1% in the third. China, after watching its economic growth slow for much of the past three years, saw its GDP rise 7.5% year-over-year in the second quarter, then jump 7.8% in the third.

Market Review

Equity investors were generally cheered by the improving global economic outlook, sending several major U.S. stock market indexes to their first record highs since 2007. After posting a total return of 16% in 2012, the S&P 500 Index of large-company stocks earned 32.4% in 2013, its biggest gain since 1997. Small-company stocks did even better, with the Russell 2000 Index earning 38.8%. Growth stocks generally outperformed value stocks. On a price basis alone, the S&P 500 finished the year up 173% from its March 2009 low.

Stocks in developed markets overseas also turned in strong results in 2013 amid improving economic conditions in Europe and a shift in Japan to growth-oriented fiscal and monetary policies. The MSCI EAFE Index, which tracks developed markets in Europe, Asia and Australia, posted a total return of 23.3%.

Emerging market stocks were mostly lower, with the MSCI Emerging Markets index posting a total return of -2.3%. The index slumped during the second quarter as investors worried about slowing economic growth in China, India and Brazil, and about lower commodities prices, which adversely impact the many natural resources companies located in emerging economies. While stock prices rebounded in October when China’s economy began showing new signs of strength, they drifted lower again as the year wound to a close.

While equity markets were clearly helped by the improving economic climate, they also benefited from a dearth of opportunities in the fixed-income markets, where the accommodative monetary policies of the Federal Reserve were helping to keep bond yields near historic lows as the year got under way. New worries swept through the fixed-income markets in May, though, after Federal Reserve Chairman Ben Bernanke said the improving economy might prompt the Fed to pare back its quantitative easing program, which involved the Fed buying $85 billion of bonds each month to help keep long-term interest rates low. In December, the Fed announced that it would reduce its monthly purchases by $10 billion beginning in January 2014, and might schedule further cuts if the economy continued to improve.

Anticipating a shift in Fed policy, bond yields began to rise mid-year, which resulted in falling bond prices. By year-end, the yield on the 10-year Treasury note had jumped to just over 3% from 1.8% a year earlier. With most sectors of the bond market following the lead of the Treasury market, the broad-based Barclays U.S. Aggregate Bond Index finished the year with a loss of 2%. High-yield corporate bonds, which tend to rally when the economy grows, were the standout exception in the fixed-income markets, with the Barclays U.S. Corporate High Yield Bond Index posting a positive return of 7.4%.

Our Outlook

The generally tepid pace of the economic recovery over the past four and a half years has an opportunity to accelerate slightly in 2014, barring an unexpected crisis, and that should create a favorable environment for the investment markets. Our economic models suggest GDP growth in 2014 has the potential to meet or exceed the 2.2% rate averaged over the past three years. We also expect further improvement in GDP growth in the U.K. and Europe to about 2%, in China to about 8%, and in Japan to between 1% and 2%.

Continued economic progress will be important to the equity markets, where valuations are now relatively high and reflect a general expectation of stronger corporate profits in the year ahead. We believe profits will improve slightly, a consequence of both organic growth and corporate share repurchases. Stock prices could advance under that scenario, but we expect performance to be modest, especially compared to the extraordinary performance of 2013.

Activity in the fixed-income markets will depend to a large degree on U.S. monetary policy. The Fed is expected to keep short-term interest rates low through 2014, but longer-term rates are likely to ratchet somewhat higher, particularly if the Fed continues to pare back its quantitative easing program. We would not be surprised to see modest losses in the Treasury sector. High-yield bonds could post modest gains as fixed-income investors searching for yield continue buying in that sector.

To ensure that your portfolio is positioned to negotiate the shifting investment environment, we encourage you to meet with your Thrivent Financial representative. He or she can make sure your portfolio remains aligned with your financial goals and tolerance for risk.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Financial.

Sincerely,

Russell W. Swansen
President Thrivent Mutual Funds

Thrivent Growth and Income Plus Fund

David R. Spangler, CFA and Stephen D. Lowe, CFA, Portfolio Co-Managers*

Thrivent Growth and Income Plus Fund seeks income plus long-term capital growth.

The Fund invests in equity securities and debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. Writing options is a highly specialized activity that can lead to losses and transaction costs.

As of August 16, 2013, the Fund changed its name from Thrivent Equity Income Plus Fund to its current name.

*	Effective August 16, 2013, Stephen D. Lowe became a Portfolio Co-Manager.

How did the Fund perform during the 12-month period ended December 31, 2013?

Thrivent Growth and Income Plus Fund earned a return of 21.08%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 19.33%. The Fund’s market benchmarks, the S&P 500 Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of 32.39%, 5.39% and -1.41%, respectively.

What factors affected the Fund’s performance?

The former Thrivent Equity Income Plus Fund was restructured on August 16, 2013, and renamed Thrivent Growth and Income Plus Fund. While the Fund continues to be managed as a multi-asset class product with strategic target weights to various asset classes, a fixed-income component was added to its asset mix as a result of this change. Approximately 70% of the Fund’s holdings are now composed of domestic dividend equity, international dividend equity, preferred stocks and real estate investment trusts (REITs). The remaining 30% of the Fund is invested in fixed-income securities.

For 2013, strong positive contribution came from domestic dividend-paying stocks, which performed in line with the S&P 500 Index. Good security selection allowed the dividend equity portion of the Fund to keep pace with the broader market, particularly in the technology, industrials and consumer staples sectors. However, stock selection hurt returns in the energy and consumer discretionary sectors, which underperformed the S&P 500 Index. Relative to the S&P 500 Index, underperforming asset classes included international dividend equity in the form of ADRs, preferreds and REITs.

Within fixed-income markets, the improving economy made investors more comfortable with higher-risk sectors, despite a mid-year uptick in interest rates. All fixed-income sectors in the Fund generated positive results, particularly high-yield bonds and mortgage-backed securities.

What is your outlook?

Continued economic growth in 2014, at or slightly above the pace in 2013, should create a favorable investment environment for the asset classes in which the Fund invests. Stock valuations were much higher heading into 2014 than they were in 2013, suggesting that stock returns are unlikely to match last year’s heady results. We anticipate tilting the Fund’s equity holdings slightly away from utilities, telecommunications and consumer staples stocks and into cyclical sectors that typically do well in a growing economy, such as technology, industrials and consumer discretionary.

Interest rates could creep higher in 2014, especially if the Federal Reserve, as expected, announces further cuts in the bond-buying program it has been using to support the economy. That could also moderate or negatively impact returns in the fixed-income markets. We may become slightly more defensive on interest rates by adding to our holdings of floating-rate leveraged loans and keeping the duration of the Fund’s bond holdings low.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1

As of December 31, 2013

Class A2	1-Year	5 Years	From Inception 2/29/2008
without sales charge	21.08%	12.18%	4.27%
with sales charge	14.40%	10.92%	3.27%

Institutional Class[3]	1-Year	5 Years	From Inception 2/29/2008
Net Asset Value	21.56%	12.57%	4.64%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	Effective August 2013, the Fund’s benchmark indices changed to include the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index. The Adviser made these benchmark changes because of changes to the Fund’s principal investment strategies. As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the benchmark Indices do not reflect any such charges, deductions for fees, expenses or taxes. It is not possible to invest directly in the Indices shown. If you were to purchase any of the above individual stocks or funds represented in those indices, any charges you would pay would reduce your total return as well.
**	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
***	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans.
****	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Diversified Income Plus Fund

Mark L. Simenstad, CFA, Paul J. Ocenasek, CFA and David R. Spangler, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Fund seeks to maximize income while maintainingg prospects for capital appreciation.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans and mortgage-related and other asset-backed securities are subject to additional risks.

How did the Fund perform during the 12-month period ended December 31, 2013?

Thrivent Diversified Income Plus Fund earned a return of 10.40%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of 7.15%. The Fund’s market benchmarks, the S&P 500 Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 32.39%, 5.39% and -1.41%, respectively.

What factors affected the Fund’s performance?

A strengthening economy drove the stock market to record highs and also helped spur solid gains in the high-yield sector of the bond market.

Stocks accounted for just 30% of the Fund’s holdings, but played an outsized role in its results by generating a total return in line with the S&P 500 Index. Approximately 90% of the Fund’s equity holdings consisted of dividend-paying stocks, which typically underperform the broader market when stock prices are climbing sharply. Good security selection allowed the equity portion of the Fund to keep pace with the broader market, particularly in the technology, industrials and consumer staples sectors. Stock selection hurt returns in the energy and consumer discretionary sectors, which underperformed the S&P 500 Index.

The improving economy made investors more comfortable with higher-risk sectors of the fixed-income markets, despite a mid-year uptick in interest rates. Within the Fund, fixed-income holdings performed relatively well. All sectors had positive results, with nonagency mortgage-backed securities contributing exceptional results once again. The high-yield bond segment was modestly lower than the Barclays U.S. High Yield Bond Index due to our more conservative orientation in this sector. Finally, high-grade corporate bonds and preferred stocks generated positive, but low-single-digit returns.

What is your outlook?

Continued economic growth in 2014, at or slightly above the pace in 2013, should create a favorable investment environment for the asset classes in which the Fund invests. Stock valuations were much higher heading into 2014 than they were in 2013, however, suggesting that stock returns are unlikely to match last year’s heady results. We anticipate tilting equity holdings slightly away from utilities, telecommunications and consumer staples stocks and into cyclical sectors that typically do well in a growing economy, such as technology, industrials and consumer discretionary shares.

Interest rates could creep higher in 2014, especially if the Federal Reserve, as expected, announces further cuts in the bond-buying program it has been using to support the economy. We believe this could moderate or negatively impact returns in the fixed-income markets, too. We may consider becoming slightly more defensive on interest rates by adding to our holdings of floating-rate leveraged loans and keeping the duration of the Fund’s bond holdings low.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1,2

As of December 31, 2013

Class A3	1-Year	5 Years	10 Years
without sales charge	10.40%	14.20%	6.33%
with sales charge	5.46%	13.16%	5.84%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	10.70%	14.53%	6.72%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Prior to July 3, 2006, the Fund, as a high yield fund, invested primarily in junk bonds.
3	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
4	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	Effective August 2013, the Fund’s benchmark indices changed from the Barclays U.S. Corporate High Yield Bond Index and the Barclays U.S. Corporate Investment Grade Index to the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index. The Adviser made these benchmark changes because of changes to the Fund’s principal investment strategies. As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. It is not possible to invest directly in the Indices shown. If you were to purchase any of the above individual stocks or funds represented in those indices, any charges you would pay would reduce your total return as well.
**	The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds.
***	The Barclays U.S. Corporate Investment Grade Index is an index that measures the performance of investment grade corporate bonds.
****	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
*****	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
******	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
#	The Barclays U.S. High Yield Loan Index incepted in January 2006. This Index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

Thrivent Natural Resources Fund

David C. Francis, CFA and Darren M. Bagwell, CFA, Portfolio Co-Managers

Thrivent Natural Resources Fund seeks long-term capital growth.

The Fund primarily invests in natural resource investments, which historically have been very volatile and are subject to risks that particularly affect the precious metals, oil, gas, mining, energy, chemicals, paper, steel or agricultural sectors. Real estate investment trusts are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

How did the Fund perform during the 12-month period ended December 31, 2013?

Thrivent Natural Resources Fund earned a return of 9.43%, compared with the median return of its peer group, the Lipper Natural Resources Funds category, of 25.29%. The Fund’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of 16.49%.

What factors affected the Fund’s performance?

Relative returns for 2013 were negatively impacted by the Fund’s strategic allocation to nonenergy sectors and poor security selection. While 85% of the S&P index is composed of energy issues and the average Lipper peer has a greater than 90% weighting, the Fund has a target weighting of 60% in energy. In periods when energy outperforms the other natural resource sectors, as it did so significantly in 2013, performance can be negatively impacted.

Compounding the negative influence of energy was the Fund’s strategic exposure to real estate (targeted at 15% to 20%) in the form of yield-focused real estate investment trusts (REITs), which were significant relative underperformers in an environment marked by anticipation of rising interest rates. It is important to note that these allocations, which created such negative volatility in 2013, are not tactical and are not the result of an attempt to anticipate short-term market movements. Rather, they are carefully considered allocations intended to be in place for the foreseeable investment horizon.

We believe our more diversified approach relative to the S&P index and the Lipper peers (the Fund also has target exposures to agriculture and materials) is a more appropriate approach for a portfolio intended to reflect commodity market opportunities as a whole, rather than just energy.

More disappointing than the allocation effect in 2013 was the subpar security selection within energy and materials. Within the integrated oils, our positions in Petrobras and BP underperformed. Our overweighting in coal and metals and mining was also costly, where our value bias once again had us involved too early in names like Peabody Energy, Rio Tinto and Walter Energy. While the relative benefits were mitigated by allocation, the Fund did generate solid relative performance in its refining, exploration and equipment investments within energy in names like Valero Energy, EQT and Dril-Quip. Finally, our underweighting in gold mining had a meaningful positive influence on relative performance.

What is your outlook?

By and large, commodity prices are near marginal costs of production and are reasonably valued. Futures curves for West Texas Intermediate oil suggest declining oil prices through 2014, but not dramatically so. Without an expectation of material resource price changes and without broad operational or valuation discrepancies by industry in the energy sector, we believe stock selection will be the most important driver of performance. Exploration and production holdings are low-cost producers, consistent with the modest commodity price landscape. Holdings in other energy industries and materials sectors tend toward higher-quality, conservatively managed enterprises.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1,2

As of December 31, 2013

Class A3	1-Year	5 Years	From Inception 6/30/2005
without sales charge	9.43%	11.60%	2.99%
with sales charge	3.42%	10.34%	2.31%

Institutional Class[4]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	9.89%	11.96%	3.35%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Prior to October 10, 2010, the Fund, as a real estate securities fund, invested primarily in real estate-related securities.
3	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
4	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. It is not possible to invest directly in the indices shown. If you were to purchase any of the above individual stocks or funds represented in those indices, any charges you would pay would reduce your total return as well.
**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Shareholder Expense Example

(unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000 in the case of a qualified account. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $2,000 or less, in the case of a non-qualified account, and $1,000 in the case of a qualified account. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period 7/1/2013- 12/31/2013*	Annualized Expense Ratio
Thrivent Growth and Income Plus Fund
Actual
Class A	$1,000	$1,096	$6.14	1.16%
Institutional Class	$1,000	$1,098	$4.28	0.81%
Hypothetical**
Class A	$1,000	$1,019	$5.92	1.16%
Institutional Class	$1,000	$1,021	$4.12	0.81%
Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$1,052	$5.23	1.01%
Institutional Class	$1,000	$1,053	$3.62	0.70%
Hypothetical**
Class A	$1,000	$1,020	$5.15	1.01%
Institutional Class	$1,000	$1,022	$3.56	0.70%
Thrivent Natural Resources Fund
Actual
Class A	$1,000	$1,098	$6.95	1.31%
Institutional Class	$1,000	$1,100	$5.15	0.97%
Hypothetical**
Class A	$1,000	$1,019	$6.69	1.31%
Institutional Class	$1,000	$1,020	$4.96	0.97%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thrivent Growth and Income Plus Fund (Formerly “Thrivent Equity Income Plus Fund”), Thrivent Diversified Income Plus Fund, and Thrivent Natural Resources Fund (hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.

February 19, 2014

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (9.0%)[a]	Value
Basic Materials (0.4%)
	Fortescue Metals Group, Ltd., Term Loan
$91,539	4.250%, 6/30/2019	$92,655
	Ineos Group Holdings, Ltd., Term Loan
91,535	4.000%, 5/4/2018	91,764

	Total	184,419

Capital Goods (0.6%)
	ADS Waste Holdings, Term Loan
91,538	4.250%, 10/9/2019	91,944
	Berry Plastics Group, Inc., Term Loan
45,769	3.500%, 2/8/2020	45,579
	Rexnord, LLC, Term Loan
91,770	4.000%, 8/21/2020	91,961
	Silver II Borrower, Term Loan
90,158	4.000%, 12/13/2019	90,251

	Total	319,735

Communications Services (3.0%)
	Charter Communications Operating, LLC, Term Loan
45,770	3.000%, 12/31/2020	45,369
	Cincinnati Bell, Inc., Term Loan
91,770	4.000%, 9/10/2020	91,885
	Clear Channel Communications, Inc., Term Loan
92,000	6.919%, 1/30/2019	87,745
	Cricket Communications, Inc., Term Loan
68,655	4.750%, 3/8/2020	68,884
	Cumulus Media Holdings, Inc., Term Loan
44,213	0.000%, 12/23/2020[b,c]	44,434
	Fairpoint Communications, Term Loan
91,539	7.500%, 2/14/2019	94,491
	Grande Communications Networks, LLC, Term Loan
91,540	4.500%, 5/29/2020	91,350
	Integra Telecom Holdings, Inc., Term Loan
91,539	5.250%, 2/22/2019	92,645
	Level 3 Communications, Inc., Term Loan
46,000	4.000%, 8/1/2019	46,211
	LTS Buyer, LLC, Term Loan
68,655	4.500%, 4/13/2020	68,891
	McGraw-Hill Global Education Holdings, LLC, Term Loan
82,316	9.000%, 3/22/2019	83,722
	NEP Broadcasting, LLC, Term Loan
91,538	4.750%, 1/22/2020	91,789
	NTelos, Inc., Term Loan
91,536	5.750%, 11/9/2019	91,689
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
73,552	5.500%, 7/31/2018	73,583
	RCN Telecom Services, LLC, Term Loan
91,539	4.500%, 3/1/2020	92,192
	TNS, Inc., Term Loan
44,686	5.000%, 2/14/2020	44,895
	Univision Communications, Inc., Term Loan
91,539	4.500%, 2/28/2020	91,940
	Virgin Media Investment Holdings, Ltd., Term Loan
69,000	3.500%, 6/8/2020	69,103
	Visant Corporation, Term Loan
57,500	5.250%, 12/22/2016	56,590
	WideOpenWest Finance, LLC, Term Loan
80,096	4.750%, 4/1/2019	80,417
	Zayo Group, LLC, Term Loan
80,093	4.000%, 7/2/2019	80,112

	Total	1,587,937

Consumer Cyclical (1.7%)
	Bally Technologies, Inc., Term Loan
64,339	4.250%, 11/25/2020	64,761
	Burlington Coat Factory Warehouse Corporation, Term Loan
68,827	4.250%, 2/23/2017	69,429
	Cenveo Corporation, Term Loan
81,565	6.250%, 2/13/2017	81,905
	Ceridian Corporation, Term Loan
92,000	4.415%, 5/9/2017	92,258
	Golden Nugget, Inc., Delayed Draw
10,800	0.500%, 11/21/2019	10,948
	Golden Nugget, Inc., Term Loan
25,200	5.500%, 11/21/2019	25,546
	J.C. Penney Corporation, Inc., Term Loan
91,540	6.000%, 5/22/2018	89,435
	Las Vegas Sands, LLC, Term Loan
20,000	0.000%, 12/17/2020[b,c]	19,973
	Marina District Finance Company, Inc., Term Loan
60,000	0.000%, 8/15/2018[b,c]	60,188
	MGM Resorts International, Term Loan
34,326	3.500%, 12/20/2019	34,391
	Mohegan Tribal Gaming Authority, Term Loan
54,000	5.500%, 11/19/2019	54,777
	ROC Finance, LLC, Term Loan
91,770	5.000%, 6/20/2019	87,727
	Scientific Games International, Inc., Term Loan
92,000	4.250%, 10/18/2020	92,023
	Toys R Us, Inc., Term Loan
91,517	5.250%, 5/25/2018	77,046

	Total	860,407

Consumer Non-Cyclical (1.3%)
	Albertsons, Inc., Term Loan
141,769	3.075%, 3/21/2019[b,c]	142,419
	Biomet, Inc., Term Loan
99,500	3.670%, 7/25/2017	100,060

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (9.0%)[a]	Value
Consumer Non-Cyclical (1.3%) - continued
	CHS/Community Health Systems, Inc., Term Loan
$46,000	3.737%, 1/25/2017	$46,338
	Del Monte Corporation, Term Loan
46,000	4.000%, 3/8/2018	46,106
	DJO Finance, LLC, Term Loan
45,769	4.750%, 9/15/2017	46,198
	JBS USA, LLC, Term Loan
68,653	3.750%, 5/25/2018	68,653
	McJunkin Red Man Corporation, Term Loan
44,888	5.000%, 11/8/2019	45,449
	Roundy’s Supermarkets, Inc., Term Loan
71,340	5.750%, 2/13/2019	71,262
	Supervalu, Inc., Term Loan
91,302	5.000%, 3/21/2019	92,087

	Total	658,572

Energy (0.3%)
	Arch Coal, Inc., Term Loan
91,536	6.250%, 5/16/2018	90,182
	Pacific Drilling SA, Term Loan
68,655	4.500%, 6/3/2018	69,385

	Total	159,567

Financials (0.4%)
	Harland Clarke Holdings Corporation, Term Loan
90,850	7.000%, 5/22/2018	91,401
	Intelsat Jackson Holdings SA, Term Loan
44,444	3.750%, 6/30/2019	44,743
	Interactive Data Corporation, Term Loan
34,337	3.750%, 2/11/2018	34,330
	WaveDivision Holdings, LLC, Term Loan
57,211	4.000%, 10/12/2019	57,426

	Total	227,900

Technology (0.6%)
	BMC Software, Inc., Term Loan
92,000	5.000%, 9/10/2020	92,431
	First Data Corporation Extended, Term Loan
92,000	4.166%, 3/23/2018	92,063
	Freescale Semiconductor, Inc., Term Loan
91,539	5.000%, 3/1/2020	92,405
	Infor US, Inc., Term Loan
45,884	3.750%, 6/3/2020	45,770

	Total	322,669

Transportation (0.4%)
	American Airlines, Inc., Term Loan
91,540	3.750%, 6/27/2019	91,998
	U.S. Airways, Inc., Term Loan
92,000	4.000%, 5/23/2019	92,529

	Total	184,527

Utilities (0.3%)
	Calpine Corporation, Term Loan
34,324	4.000%, 4/1/2018	34,522
30,000	4.000%, 10/31/2020	30,161
	Intergen NV, Term Loan
91,540	5.500%, 6/15/2020	92,226

	Total	156,909

	Total Bank Loans (cost $4,659,073)	4,662,642

Shares	Common Stock (71.8%)

Consumer Discretionary (8.2%)
1,900	Aaron’s, Inc.	55,860
2,900	Abercrombie & Fitch Company	95,439
6,900	Best Buy Company, Inc.	275,172
3,300	Cablevision Systems Corporation	59,169
2,300	CEC Entertainment, Inc.	101,844
11,645	Comcast Corporation	605,133
4,300	Dana Holding Corporation	84,366
4,400	Federal-Mogul Corporation[d]	86,592
27,300	Ford Motor Company	421,239
5,010	Home Depot, Inc.	412,523
7,500	Lowe’s Companies, Inc.	371,625
1,900	Madison Square Garden Company[d]	109,402
900	McDonald’s Corporation	87,327
3,700	National CineMedia, Inc.	73,852
5,800	Regis Corporation	84,158
22,700	Staples, Inc.	360,703
5,400	Starwood Hotels & Resorts Worldwide, Inc.	429,030
2,763	Target Corporation	174,815
3,760	Thomson Reuters Corporation	142,203
1,200	Viacom, Inc.	104,808
300	Whirlpool Corporation	47,058
1,100	Wyndham Worldwide Corporation	81,059

	Total	4,263,377

Consumer Staples (6.4%)
9,800	Altria Group, Inc.	376,222
9,299	Coca-Cola Company	384,142
7,941	CVS Caremark Corporation	568,337
5,900	Dr Pepper Snapple Group, Inc.	287,448
3,781	General Mills, Inc.	188,710
4,622	PepsiCo, Inc.	383,349
2,900	Prestige Brands Holdings, Inc.[d]	103,820
4,310	Procter & Gamble Company	350,877
2,347	Reynolds American, Inc.	117,327
7,176	Wal-Mart Stores, Inc.	564,679

	Total	3,324,911

Energy (8.9%)
3,900	Anadarko Petroleum Corporation	309,348
9,000	Cabot Oil & Gas Corporation	348,840
7,655	Chevron Corporation	956,186
8,944	ConocoPhillips	631,894
11,481	Exxon Mobil Corporation	1,161,877
13,200	Kinder Morgan, Inc.	475,200
4,300	Oceaneering International, Inc.	339,184
9,900	RPC, Inc.	176,715

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Shares	Common Stock (71.8%)	Value
Energy (8.9%) - continued
3,000	Targa Resources Corporation	$264,510

	Total	4,663,754

Financials (15.9%)
5,688	ACE, Ltd.	588,879
2,176	Aflac, Inc.	145,357
1,900	American Financial Group, Inc.	109,668
2,500	Ameriprise Financial, Inc.	287,625
21,000	Anworth Mortgage Asset Corporation	88,410
11,700	Ashford Hospitality Trust, Inc.	96,876
1,500	Berkshire Hathaway, Inc.[d]	177,840
2,800	Cash America International, Inc.	107,240
2,434	Coresite Realty Corporation	78,350
3,100	Digital Realty Trust, Inc.	152,272
7,200	Discover Financial Services	402,840
700	Erie Indemnity Company	51,184
4,600	Excel Trust, Inc.	52,394
9,000	F.N.B. Corporation	113,580
11,800	Fifth Third Bancorp	248,154
10,500	First Financial Bancorp	183,015
14,200	First Niagara Financial Group, Inc.	150,804
7,000	Hancock Holding Company	256,760
8,000	Hatteras Financial Corporation	130,720
3,600	Horace Mann Educators Corporation	113,544
11,600	Huntington Bancshares, Inc.	111,940
2,750	iShares J.P. Morgan USD Emerging Markets Bond ETF	297,440
11,514	iShares S&P U.S. Preferred Stock Index Fund	424,061
5,700	KeyCorp	76,494
8,000	Lazard, Ltd.	362,560
9,700	Maiden Holdings, Ltd.	106,021
525	MasterCard, Inc.	438,616
2,600	National Bank Holdings Corporation	55,640
3,405	PartnerRe, Ltd.	358,989
17,948	PowerShares Preferred Portfolio	241,221
4,600	Prudential Financial, Inc.	424,212
5,500	Regions Financial Corporation	54,395
4,666	Travelers Companies, Inc.	422,460
6,003	U.S. Bancorp	242,521
2,300	W.R. Berkley Corporation	99,797
23,335	Wells Fargo & Company	1,059,409

	Total	8,311,288

Health Care (8.5%)
12,913	Abbott Laboratories	494,955
1,719	AmerisourceBergen Corporation	120,863
1,636	Amgen, Inc.	186,766
1,300	Computer Programs and Systems, Inc.	80,353
1,600	DaVita HealthCare Partners, Inc.[d]	101,392
1,823	Eli Lilly and Company	92,973
1,500	Forest Laboratories, Inc.[d]	90,045
1,600	HCA Holdings, Inc.[d]	76,336
1,300	Henry Schein, Inc.[d]	148,538
4,198	Johnson & Johnson	384,495
1,500	Mallinckrodt, LLC[d]	78,390
1,100	McKesson Corporation	177,540
12,006	Medtronic, Inc.	689,024
14,748	PDL BioPharma, Inc.	124,473
30,510	Pfizer, Inc.	934,521
2,700	Quintiles Transnational Holdings, Inc.[d]	125,118
1,700	St. Jude Medical, Inc.	105,315
4,500	WellPoint, Inc.	415,755

	Total	4,426,852

Industrials (9.0%)
2,230	3M Company	312,757
3,300	ADT Corporation	133,551
3,100	Altra Industrial Motion Corporation	106,082
5,000	Brink’s Company	170,700
1,800	C.H. Robinson Worldwide, Inc.	105,012
1,900	Donaldson Company, Inc.	82,574
3,000	Ennis, Inc.	53,100
19,481	Exelis, Inc.	371,308
3,600	Landstar System, Inc.	206,820
2,750	Lockheed Martin Corporation	408,815
7,285	Northrop Grumman Corporation	834,934
6,490	Raytheon Company	588,643
11,490	Republic Services, Inc.	381,468
2,800	Roper Industries, Inc.	388,304
7,600	Southwest Airlines Company	143,184
3,700	Waste Connections, Inc.	161,431
5,500	Woodward, Inc.	250,855

	Total	4,699,538

Information Technology (8.4%)
1,000	Accenture plc	82,220
7,400	Agilent Technologies, Inc.	423,206
5,400	Altera Corporation	175,662
500	Apple, Inc.	280,555
5,300	Booz Allen Hamilton Holding Corporation	101,495
28,611	Cisco Systems, Inc.	642,317
20,700	Intel Corporation	537,372
2,740	International Business Machines Corporation	513,942
5,725	Leidos Holdings, Inc.	266,155
3,800	Lexmark International, Inc.	134,976
6,800	ManTech International Corporation	203,524
8,300	Microchip Technology, Inc.	371,425
2,600	Motorola Solutions, Inc.	175,500
4,451	Oracle Corporation	170,295
5,500	Take-Two Interactive Software, Inc.[d]	95,535
6,800	Xerox Corporation	82,756
2,800	Yahoo!, Inc.[d]	113,232

	Total	4,370,167

Materials (2.4%)
25,800	Alcoa, Inc.	274,254
958	CF Industries Holdings, Inc.	223,252
1,500	Innophos Holdings, Inc.	72,900
2,900	Sigma-Aldrich Corporation	272,629
13,800	Southern Copper Corporation	396,198

	Total	1,239,233

Telecommunications Services (1.8%)
17,902	AT&T, Inc.	629,434
6,053	Verizon Communications, Inc.	297,445

	Total	926,879

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Shares	Common Stock (71.8%)	Value
Utilities (2.3%)
4,763	CenterPoint Energy, Inc.	$110,406
3,125	Empire District Electric Company	70,906
1,115	Laclede Group, Inc.	50,777
2,338	Otter Tail Corporation	68,433
2,363	PG&E Corporation	95,182
3,435	Pinnacle West Capital Corporation	181,780
8,944	Southern Company	367,688
1,600	WGL Holdings, Inc.	64,096
4,854	Wisconsin Energy Corporation	200,665

	Total	1,209,933

	Total Common Stock (cost $33,488,768)	37,435,932

Principal Amount	Long-Term Fixed Income (15.7%)
Asset-Backed Securities (0.1%)
	Countrywide Asset-Backed
	Certificates
$71,725	5.530%, 4/25/2047	65,643

	Total	65,643

Basic Materials (0.4%)
	BHP Billiton Finance USA, Ltd.
16,000	2.050%, 9/30/2018	15,998
	Dow Chemical Company
8,000	8.550%, 5/15/2019	10,330
	FMG Resources Pty. Ltd.
23,677	6.875%, 2/1/2018[e]	24,920
	Freeport-McMoRan Copper & Gold, Inc.
10,000	2.375%, 3/15/2018	9,976
	Hexion US Finance
	Corporation/Hexion Nova
	Scotia Finance ULC
23,677	8.875%, 2/1/2018	24,594
	Ineos Finance plc
28,000	7.500%, 5/1/2020[e]	30,695
	Inmet Mining Corporation
23,677	8.750%, 6/1/2020[e]	25,690
	LyondellBasell Industries NV
8,000	5.000%, 4/15/2019	8,885
8,000	6.000%, 11/15/2021	9,201
	NOVA Chemicals Corporation
35,516	5.250%, 8/1/2023[e]	36,581
	Xstrata Finance Canada, Ltd.
13,000	2.050%, 10/23/2015[e]	13,165
21,000	2.700%, 10/25/2017[e]	21,238

	Total	231,273

Capital Goods (0.5%)
	BAE Systems plc
12,000	3.500%, 10/11/2016[e]	12,544
	Cemex Finance, LLC
23,677	9.375%, 10/12/2017[e]	26,696
	CNH Capital, LLC
23,677	3.625%, 4/15/2018	24,003
	Eaton Corporation
12,000	1.500%, 11/2/2017	11,764
	John Deere Capital Corporation
24,000	1.050%, 10/11/2016	24,069
	Nortek, Inc.
23,677	8.500%, 4/15/2021	26,222
	Reynolds Group Issuer, Inc.
23,677	9.875%, 8/15/2019	26,341
	Roper Industries, Inc.
15,000	1.850%, 11/15/2017	14,869
	Textron, Inc.
12,000	4.625%, 9/21/2016	12,936
	Trinseo Materials Operating SCA
26,000	8.750%, 2/1/2019[e]	26,845
	United Rentals North America, Inc.
30,000	7.375%, 5/15/2020	33,262

	Total	239,551

Collateralized Mortgage Obligations (3.1%)
	Banc of America Alternative Loan Trust
80,719	6.000%, 11/25/2035	66,557
	Citigroup Mortgage Loan Trust, Inc.
49,356	2.971%, 3/25/2037	35,799
	Countrywide Alternative Loan Trust
101,119	6.500%, 8/25/2036	68,878
	Credit Suisse First Boston Mortgage Securities Corporation
80,411	5.250%, 10/25/2035	78,061
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
88,890	5.500%, 11/25/2035	80,697
	HomeBanc Mortgage Trust
54,439	2.409%, 4/25/2037	37,857
	J.P. Morgan Alternative Loan Trust
114,272	6.500%, 3/25/2036	100,180
	J.P. Morgan Mortgage Trust
125,210	2.660%, 6/25/2035	124,825
92,419	2.867%, 8/25/2035	91,831
106,922	2.530%, 1/25/2037	94,257
	MortgageIT Trust
90,467	0.425%, 12/25/2035[f]	82,877
	New York Mortgage Trust 2006-1
105,512	2.755%, 5/25/2036	92,092
	Residential Accredit Loans, Inc.
100,459	5.750%, 9/25/2035	88,488
	RFMSI Trust
123,117	6.000%, 7/25/2037	109,663
	Structured Adjustable Rate Mortgage Loan Trust
108,220	2.715%, 9/25/2035	91,670
	Structured Asset Mortgage Investments, Inc.
149,303	0.475%, 12/25/2035[f]	110,577
	Wells Fargo Mortgage Backed Securities Trust
98,591	2.628%, 3/25/2036	98,397
78,226	2.632%, 7/25/2036	72,494
90,475	6.000%, 7/25/2037	85,596

	Total	1,610,796

Communications Services (1.3%)
	AMC Networks, Inc.
23,677	7.750%, 7/15/2021	26,637

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.7%)	Value
Communications Services (1.3%) - continued
	America Movil SAB de CV
$8,000	5.000%, 10/16/2019	$8,740
	American Tower Corporation
13,000	7.000%, 10/15/2017	14,984
	AT&T, Inc.
27,000	2.400%, 8/15/2016	27,765
	British Telecommunications plc
12,000	1.625%, 6/28/2016	12,106
	CBS Corporation
12,000	8.875%, 5/15/2019	15,342
	CC Holdings GS V, LLC
18,000	2.381%, 12/15/2017	17,829
	CCO Holdings, LLC
23,677	7.000%, 1/15/2019	24,950
	CenturyLink, Inc.
23,677	5.625%, 4/1/2020	24,091
	Digicel, Ltd.
23,677	6.000%, 4/15/2021[e]	22,848
	DIRECTV Holdings, LLC
15,000	3.500%, 3/1/2016	15,745
8,000	5.875%, 10/1/2019	9,062
	Hughes Satellite Systems Corporation
30,000	6.500%, 6/15/2019	32,475
	Intelsat Jackson Holdings SA
23,677	7.250%, 10/15/2020	25,897
	Level 3 Financing, Inc.
30,000	8.625%, 7/15/2020	33,600
	NBC Universal Enterprise, Inc.
12,000	1.662%, 4/15/2018[e]	11,720
	News America, Inc.
8,000	4.500%, 2/15/2021	8,575
	SBA Tower Trust
26,000	5.101%, 4/17/2017[e]	28,026
	Sprint Communications, Inc.
23,677	9.000%, 11/15/2018[e]	28,531
	Telefonica Emisiones SAU
16,000	3.992%, 2/16/2016	16,806
17,000	3.192%, 4/27/2018	17,313
	T-Mobile USA, Inc.
25,000	6.633%, 4/28/2021	26,313
	Univision Communications, Inc.
40,000	7.875%, 11/1/2020[e]	43,950
	UPCB Finance V, Ltd.
40,000	7.250%, 11/15/2021[e]	43,400
	Verizon Communications, Inc.
30,000	2.500%, 9/15/2016	31,021
12,000	1.993%, 9/14/2018[f]	12,618
23,000	3.650%, 9/14/2018	24,347
	WideOpenWest Finance, LLC
40,000	10.250%, 7/15/2019	44,400
	Wind Acquisition Finance SA
23,677	11.750%, 7/15/2017[e]	25,187

	Total	674,278

Consumer Cyclical (0.7%)
	Amazon.com, Inc.
18,000	1.200%, 11/29/2017	17,624
	Chrysler Group, LLC
23,677	8.250%, 6/15/2021	26,933
	Cinemark USA, Inc.
28,000	4.875%, 6/1/2023	26,320
	Ford Motor Credit Company, LLC
29,000	3.984%, 6/15/2016	30,839
17,000	3.000%, 6/12/2017	17,668
13,000	5.000%, 5/15/2018	14,481
	General Motors Company
16,000	3.500%, 10/2/2018[e]	16,360
	General Motors Financial Company, Inc.
23,677	3.250%, 5/15/2018[e]	23,677
	Home Depot, Inc.
8,000	3.950%, 9/15/2020	8,535
	Jaguar Land Rover Automotive plc
30,000	5.625%, 2/1/2023[e]	30,000
	L Brands, Inc.
30,000	6.625%, 4/1/2021	32,925
	Macy’s Retail Holdings, Inc.
23,000	7.450%, 7/15/2017	26,898
	Royal Caribbean Cruises, Ltd.
23,677	5.250%, 11/15/2022	23,677
	Toll Brothers Finance Corporation
16,000	4.000%, 12/31/2018	16,280
	Toyota Motor Credit Corporation
13,000	2.000%, 10/24/2018	12,996
	West Corporation
23,677	8.625%, 10/1/2018	25,749
	Wynn Las Vegas, LLC
30,000	5.375%, 3/15/2022	30,300

	Total	381,262

Consumer Non-Cyclical (1.4%)
	AbbVie, Inc.
27,000	1.750%, 11/6/2017	26,954
	Altria Group, Inc.
15,000	9.700%, 11/10/2018	19,716
	Anheuser-Busch InBev Worldwide, Inc.
16,000	7.750%, 1/15/2019	19,978
	Beam, Inc.
8,000	5.375%, 1/15/2016	8,658
	Biomet, Inc.
23,677	6.500%, 8/1/2020	24,861
	Boston Scientific Corporation
15,000	2.650%, 10/1/2018	15,102
	Celgene Corporation
16,000	1.900%, 8/15/2017	15,924
	CHS/Community Health Systems, Inc.
30,000	7.125%, 7/15/2020	31,125
	ConAgra Foods, Inc.
20,000	2.100%, 3/15/2018	19,780
	CVS Caremark Corporation
8,000	2.250%, 12/5/2018	7,998
	Emergency Medical Services Corporation
15,677	8.125%, 6/1/2019	16,990
	Endo Health Solutions, Inc.
23,677	7.250%, 1/15/2022	25,334
	Express Scripts Holding Company
15,000	3.125%, 5/15/2016	15,656
16,000	2.650%, 2/15/2017	16,491
	Fresenius Medical Care US Finance, Inc.
23,677	5.750%, 2/15/2021[e]	25,098

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.7%)	Value
Consumer Non-Cyclical (1.4%) - continued
	Gilead Sciences, Inc.
$15,000	3.050%, 12/1/2016	$15,838
	Hawk Acquisition Sub, Inc.
30,000	4.250%, 10/15/2020[e]	29,025
	HCA, Inc.
23,677	4.750%, 5/1/2023	22,256
	Health Management Associates, Inc.
23,677	7.375%, 1/15/2020	26,489
	Heineken NV
7,000	1.400%, 10/1/2017[e]	6,867
	IMS Health, Inc.
27,000	6.000%, 11/1/2020[e]	28,687
	JBS Finance II, Ltd.
23,677	8.250%, 1/29/2018[g]	24,861
	Kroger Company
16,000	1.200%, 10/17/2016	16,007
	Lorillard Tobacco Company
21,000	8.125%, 6/23/2019	25,581
	Mylan, Inc.
16,000	1.350%, 11/29/2016	15,971
	Pernod Ricard SA
8,000	2.950%, 1/15/2017[e]	8,262
8,000	5.750%, 4/7/2021[e]	8,818
	Perrigo Company, Ltd.
16,000	1.300%, 11/8/2016[e]	15,945
8,000	2.300%, 11/8/2018[e]	7,896
	Revlon Consumer Products Corporation
23,677	5.750%, 2/15/2021	23,351
	SABMiller plc
16,000	6.500%, 7/15/2018[e]	18,888
	Safeway, Inc.
24,000	3.400%, 12/1/2016	24,970
	Spectrum Brands Escrow Corporation
30,000	6.375%, 11/15/2020[e]	32,025
	Thermo Fisher Scientific, Inc.
16,000	1.300%, 2/1/2017	15,930
16,000	2.400%, 2/1/2019	15,851
	Valeant Pharmaceuticals International
23,677	7.250%, 7/15/2022[e]	25,482
	Watson Pharmaceuticals, Inc.
19,000	1.875%, 10/1/2017	18,802
	WM Wrigley Jr. Company
12,000	2.000%, 10/20/2017[e]	11,967

	Total	729,434

Energy (0.9%)
	BP Capital Markets plc
16,000	0.658%, 11/7/2016[f]	16,068
16,000	2.241%, 9/26/2018	16,046
	CNOOC, Ltd.
16,000	1.125%, 5/9/2016	15,941
	Concho Resources, Inc.
23,677	6.500%, 1/15/2022	25,630
	Continental Resources, Inc.
20,000	7.125%, 4/1/2021	22,675
	Devon Energy Corporation
16,000	1.200%, 12/15/2016	15,993
	Energy Transfer Partners, LP
8,000	6.700%, 7/1/2018	9,288
	EQT Corporation
8,000	8.125%, 6/1/2019	9,705
	Gazprom Neft OAO Via GPN Capital SA
30,000	6.000%, 11/27/2023[e]	30,450
	Harvest Operations Corporation
23,677	6.875%, 10/1/2017	25,926
	Hess Corporation
15,000	8.125%, 2/15/2019	18,632
	Kodiak Oil & Gas Corporation
23,677	5.500%, 1/15/2021	23,618
	Linn Energy, LLC
23,677	8.625%, 4/15/2020	25,571
	Lukoil International Finance BV
8,000	3.416%, 4/24/2018[e]	8,070
	MEG Energy Corporation
30,000	6.375%, 1/30/2023[e]	30,188
	Oasis Petroleum, Inc.
30,000	6.875%, 1/15/2023	31,950
	Offshore Group Investment, Ltd.
40,000	7.500%, 11/1/2019	43,500
	Petrobras Global Finance BV
18,000	2.000%, 5/20/2016	17,986
	Range Resources Corporation
33,385	5.000%, 8/15/2022	32,801
	Suncor Energy, Inc.
13,000	6.100%, 6/1/2018	15,028
	Transocean, Inc.
21,000	5.050%, 12/15/2016	23,198
	Weatherford International, Ltd.
13,000	6.000%, 3/15/2018	14,590
8,000	9.625%, 3/1/2019	10,279

	Total	483,133

Financials (3.2%)
	Abbey National Treasury Services plc
8,000	3.050%, 8/23/2018	8,220
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	41,850
	American International Group, Inc.
25,000	8.250%, 8/15/2018	31,272
	Aviation Capital Group Corporation
14,000	3.875%, 9/27/2016[e]	14,460
	Bank of America Corporation
29,000	5.750%, 8/15/2016	31,981
20,000	5.750%, 12/1/2017	22,762
16,000	1.316%, 3/22/2018[f]	16,212
25,000	5.650%, 5/1/2018	28,457
13,000	2.600%, 1/15/2019	13,057
15,000	5.625%, 7/1/2020	17,141
	Bank of Nova Scotia
16,000	1.100%, 12/13/2016	16,077
	Barclays Bank plc
14,000	5.140%, 10/14/2020	14,908
	BB&T Corporation
13,000	2.050%, 6/19/2018	12,870
	BBVA Banco Continental SA
13,000	2.250%, 7/29/2016[e]	12,935
	BBVA US Senior SAU
20,000	4.664%, 10/9/2015	21,026

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.7%)	Value
Financials (3.2%) - continued
	Bear Stearns Companies, LLC
$26,000	6.400%, 10/2/2017	$30,175
	BNP Paribas SA
16,000	1.250%, 12/12/2016	16,012
19,000	2.375%, 9/14/2017	19,398
	Branch Banking and Trust Company
16,000	0.667%, 12/1/2016[f]	16,013
	Capital One Financial Corporation
12,000	6.150%, 9/1/2016	13,422
	Citigroup, Inc.
24,000	5.000%, 9/15/2014	24,684
29,000	5.500%, 2/15/2017	31,953
16,000	6.000%, 8/15/2017	18,236
16,000	8.500%, 5/22/2019	20,505
	CNA Financial Corporation
12,000	7.350%, 11/15/2019	14,547
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
30,000	4.625%, 12/1/2023	30,211
	Credit Agricole SA
16,000	1.625%, 4/15/2016[e]	16,099
	Credit Suisse AG
25,000	5.400%, 1/14/2020	27,783
	CyrusOne, LP
23,677	6.375%, 11/15/2022	24,506
	Denali Borrower, LLC
46,000	5.625%, 10/15/2020[e]	45,598
	Developers Diversified Realty Corporation
12,000	7.875%, 9/1/2020	14,825
	Discover Financial Services
12,000	6.450%, 6/12/2017	13,598
	Fifth Third Bancorp
16,000	5.450%, 1/15/2017	17,584
	General Electric Capital Corporation
48,000	5.625%, 9/15/2017	54,605
6,000	1.625%, 4/2/2018	5,936
	Goldman Sachs Group, Inc.
19,000	6.250%, 9/1/2017	21,752
16,000	7.500%, 2/15/2019	19,487
16,000	5.375%, 3/15/2020	17,794
	Hartford Financial Services Group, Inc.
25,000	6.000%, 1/15/2019	28,673
	HCP, Inc.
6,000	3.750%, 2/1/2016	6,305
9,000	3.750%, 2/1/2019	9,348
	Health Care REIT, Inc.
8,000	4.700%, 9/15/2017	8,696
	HSBC Finance Corporation
20,000	6.676%, 1/15/2021	22,981
	HSBC USA, Inc.
4,000	1.625%, 1/16/2018	3,944
	Huntington National Bank
16,000	1.300%, 11/20/2016	16,002
	Icahn Enterprises, LP
23,677	8.000%, 1/15/2018	24,624
	ING Bank NV
10,000	3.750%, 3/7/2017[e]	10,532
	ING Capital Funding Trust III
13,000	3.847%, 12/29/2049[f,h]	12,951
	ING US, Inc.
13,000	2.900%, 2/15/2018	13,296
	International Lease Finance Corporation
8,000	2.193%, 6/15/2016[f]	8,040
25,000	5.875%, 4/1/2019	26,625
	Intesa Sanpaolo SPA
12,000	3.625%, 8/12/2015[e]	12,347
12,000	3.875%, 1/15/2019	11,931
	J.P. Morgan Chase & Company
18,000	3.450%, 3/1/2016	18,879
12,000	6.300%, 4/23/2019	14,163
26,000	7.900%, 4/29/2049[h]	28,665
	KeyCorp
16,000	2.300%, 12/13/2018	15,884
5,000	5.100%, 3/24/2021	5,465
	Liberty Mutual Group, Inc.
3,000	5.000%, 6/1/2021[e]	3,146
	Liberty Property, LP
14,000	5.500%, 12/15/2016	15,454
	Lloyds TSB Bank plc
15,000	6.500%, 9/14/2020[e]	17,051
	Macquarie Bank, Ltd.
18,000	5.000%, 2/22/2017[e]	19,520
	Mizuho Corporate Bank, Ltd.
16,000	1.550%, 10/17/2017[e]	15,637
	Morgan Stanley
18,000	4.750%, 4/1/2014	18,143
19,000	1.750%, 2/25/2016	19,255
18,000	6.250%, 8/28/2017	20,596
8,000	4.875%, 11/1/2022	8,189
	Murray Street Investment Trust I
24,000	4.647%, 3/9/2017	25,845
	National City Corporation
11,000	6.875%, 5/15/2019	13,034
	Nomura Holdings, Inc.
18,000	2.000%, 9/13/2016	18,149
	Omega Healthcare Investors, Inc.
23,677	5.875%, 3/15/2024	23,914
	PNC Bank NA
26,000	1.150%, 11/1/2016	26,032
	Prologis, LP
14,000	6.625%, 5/15/2018	16,352
	Prudential Covered Trust
11,900	2.997%, 9/30/2015[e]	12,269
	Realty Income Corporation
10,000	2.000%, 1/31/2018	9,794
	Regions Bank
20,000	7.500%, 5/15/2018	23,666
	Reinsurance Group of America, Inc.
20,000	5.625%, 3/15/2017	22,048
	Royal Bank of Scotland Group plc
19,000	5.050%, 1/8/2015	19,562
	Santander US Debt SAU
18,000	3.781%, 10/7/2015[e]	18,548
	SLM Corporation
14,000	6.250%, 1/25/2016	15,120
	Svenska Handelsbanken AB
12,000	3.125%, 7/12/2016	12,551
	Swedbank Hypotek AB
15,000	1.375%, 3/28/2018[e]	14,654
	Swiss RE Capital I, LP
16,000	6.854%, 5/29/2049[e,h]	16,912

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.7%)	Value
Financials (3.2%) - continued
	Ventas Realty, LP
$24,000	1.550%, 9/26/2016	$24,170
	Wells Fargo & Company
18,000	1.250%, 7/20/2016	18,134
26,000	2.150%, 1/15/2019	25,919
	Westpac Banking Corporation
16,000	0.668%, 11/25/2016[f]	16,023
	XLIT, Ltd.
16,000	2.300%, 12/15/2018	15,715

	Total	1,642,704

Mortgage-Backed Securities (2.4%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
75,000	3.500%, 1/1/2029[c]	78,431
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
325,000	3.500%, 1/1/2044[c]	322,842
325,000	4.000%, 1/1/2044[c]	334,547
355,000	4.500%, 1/1/2044[c]	376,147
	Vericrest Opportunity Loan Transferee
150,000	3.625%, 3/25/2054[g]	149,355

	Total	1,261,322

Technology (0.4%)
	Alliance Data Systems Corporation
23,677	6.375%, 4/1/2020[e]	24,802
	BMC Software Finance, Inc.
23,677	8.125%, 7/15/2021[e]	24,387
	CommScope, Inc.
21,000	8.250%, 1/15/2019[e]	23,021
	Computer Sciences Corporation
13,000	2.500%, 9/15/2015	13,269
	EMC Corporation
13,000	1.875%, 6/1/2018	12,852
	First Data Corporation
23,677	7.375%, 6/15/2019[e]	25,275
	Freescale Semiconductor, Inc.
30,000	6.000%, 1/15/2022[e]	30,375
	Hewlett-Packard Company
12,000	3.300%, 12/9/2016	12,560
	Iron Mountain, Inc.
23,677	6.000%, 8/15/2023	24,269
	Oracle Corporation
13,000	1.200%, 10/15/2017	12,793
	Tyco Electronics Group SA
13,000	6.550%, 10/1/2017	14,877
	Xerox Corporation
13,000	7.200%, 4/1/2016	14,582

	Total	233,062

Transportation (0.3%)
	Avis Budget Car Rental, LLC
23,677	8.250%, 1/15/2019	25,808
	Continental Airlines, Inc.
22,477	6.250%, 4/11/2020	23,882
	Delta Air Lines, Inc.
9,291	4.950%, 5/23/2019	10,081
7,440	4.750%, 5/7/2020	7,960
	ERAC USA Finance, LLC
12,000	1.400%, 4/15/2016[e]	12,009
	Hertz Corporation
30,000	6.750%, 4/15/2019	32,325
	Kansas City Southern de Mexico SA de CV
13,000	0.937%, 10/28/2016[f]	13,004
	United Air Lines, Inc.
8,326	10.400%, 11/1/2016	9,450

	Total	134,519

U.S. Government and Agencies (0.3%)
	U.S. Treasury Notes
170,000	0.250%, 9/30/2015	169,847

	Total	169,847

Utilities (0.7%)
	Access Midstream Partners, LP
40,000	4.875%, 5/15/2023	38,600
	AES Corporation
23,677	7.375%, 7/1/2021	26,696
	Atlas Pipeline Partners, LP
30,000	4.750%, 11/15/2021[e]	27,450
	Buckeye Partners, LP
16,000	2.650%, 11/15/2018	15,765
	Constellation Energy Group, Inc.
13,000	5.150%, 12/1/2020	13,833
	Dayton Power and Light Company
13,000	1.875%, 9/15/2016[e]	13,106
	DCP Midstream Operating, LP
8,000	2.500%, 12/1/2017	7,966
	Enel Finance International NV
12,000	3.875%, 10/7/2014[e]	12,260
8,000	5.125%, 10/7/2019[e]	8,541
	Energy Transfer Partners, LP
17,000	4.650%, 6/1/2021	17,487
	Enterprise Products Operating, LLC
12,000	1.250%, 8/13/2015	12,080
	Korea Western Power Company, Ltd.
16,000	2.875%, 10/10/2018 [e]	15,907
	MidAmerican Energy Holdings Company
15,000	1.100%, 5/15/2017[e]	14,919
18,000	5.750%, 4/1/2018	20,547
	NiSource Finance Corporation
19,000	6.400%, 3/15/2018	21,865
	NRG Energy, Inc.
23,677	6.625%, 3/15/2023	23,855
	ONEOK Partners, LP
24,000	6.150%, 10/1/2016	26,951
8,000	2.000%, 10/1/2017	7,961
8,000	3.200%, 9/15/2018	8,180
	Pacific Gas & Electric Company
8,000	5.625%, 11/30/2017	9,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.7%)	Value
Utilities (0.7%) - continued
	PPL Capital Funding, Inc.
$20,000	1.900%, 6/1/2018	$19,529

	Total	362,562

	Total Long-Term Fixed Income (cost $8,146,657)	8,219,386

Shares or Principal Amount	Short-Term Investments (5.7%)[i]
	Federal Home Loan Bank Discount Notes
100,000	0.120%, 5/28/2014[j]	99,951
	Thrivent Cash Management Trust
2,877,246	0.060%	2,877,246

	Total Short-Term Investments (at amortized cost)	2,977,197

	Total Investments (cost $49,271,695) 102.2%	$53,295,157

	Other Assets and Liabilities, Net (2.2%)	(1,164,062)

	Total Net Assets 100.0%	$52,131,095

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $1,241,501 or 2.4% of total net assets.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
g	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Growth and Income Plus Fund owned as of December 31, 2013.

Security	Acquisition Date	Cost
JBS Finance II, Ltd., 1/29/2018	8/19/2013	$24,688
Vericrest Opportunity Loan Transferee, 3/25/2054	12/11/2013	149,350

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At December 31, 2013, $99,951 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,350,880
Gross unrealized depreciation	(331,648)

Net unrealized appreciation (depreciation)	$4,019,232

Cost for federal income tax purposes	$49,275,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Growth and Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	184,419	—	184,419	—
Capital Goods	319,735	—	319,735	—
Communications Services	1,587,937	—	1,587,937	—
Consumer Cyclical	860,407	—	860,407	—
Consumer Non-Cyclical	658,572	—	658,572	—
Energy	159,567	—	159,567	—
Financials	227,900	—	227,900	—
Technology	322,669	—	322,669	—
Transportation	184,527	—	184,527	—
Utilities	156,909	—	156,909	—
Common Stock
Consumer Discretionary	4,263,377	4,263,377	—	—
Consumer Staples	3,324,911	3,324,911	—	—
Energy	4,663,754	4,663,754	—	—
Financials	8,311,288	8,311,288	—	—
Health Care	4,426,852	4,426,852	—	—
Industrials	4,699,538	4,699,538	—	—
Information Technology	4,370,167	4,370,167	—	—
Materials	1,239,233	1,239,233	—	—
Telecommunications Services	926,879	926,879	—	—
Utilities	1,209,933	1,209,933	—	—
Long-Term Fixed Income
Asset-Backed Securities	65,643	—	65,643	—
Basic Materials	231,273	—	231,273	—
Capital Goods	239,551	—	239,551	—
Collateralized Mortgage Obligations	1,610,796	—	1,610,796	—
Communications Services	674,278	—	674,278	—
Consumer Cyclical	381,262	—	381,262	—
Consumer Non-Cyclical	729,434	—	729,434	—
Energy	483,133	—	483,133	—
Financials	1,642,704	—	1,642,704	—
Mortgage-Backed Securities	1,261,322	—	1,261,322	—
Technology	233,062	—	233,062	—
Transportation	134,519	—	134,519	—
U.S. Government and Agencies	169,847	—	169,847	—
Utilities	362,562	—	362,562	—
Short-Term Investments	2,977,197	2,877,246	99,951	—

Total	$53,295,157	$40,313,178	$12,981,979	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	37,213	37,213	—	—

Total Asset Derivatives	$37,213	$37,213	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	12	March 2014	$1,067,448	$1,104,661	$37,213
Total Futures Contracts					$37,213

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Fund

Schedule of Investments as of December 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$37,213
Total Equity Contracts		37,213

Total Asset Derivatives		$37,213

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	423,538
Total Equity Contracts		423,538

Total		$423,538

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	41,593
Total Equity Contracts		41,593

Total		$41,593

The following table presents Growth and Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,503,850	4.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Growth and Income Plus Fund, is as follows:

Fund	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Short Term Investment	$2,942	$46,978,236	$44,103,932	2,877,246	$2,877,246	$2,743
Total Value and Income Earned	2,942				2,877,246	2,743

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (12.4%)[a]	Value
Basic Materials (0.8%)
	Alpha Natural Resources, Inc., Term Loan
$1,167,060	3.500%, 5/22/2020	$1,146,053
	Fortescue Metals Group, Ltd., Term Loan
1,534,022	4.250%, 6/30/2019	1,552,722
	Ineos Group Holdings, Ltd., Term Loan
1,577,576	4.000%, 5/4/2018	1,581,520

	Total	4,280,295

Capital Goods (0.6%)
	ADS Waste Holdings, Term Loan
891,000	4.250%, 10/9/2019	894,956
	Berry Plastics Group, Inc., Term Loan
893,250	3.500%, 2/8/2020	889,525
	Rexnord, LLC, Term Loan
897,750	4.000%, 8/21/2020	899,618
	Silver II Borrower, Term Loan
881,977	4.000%, 12/13/2019	882,894

	Total	3,566,993

Communications Services (3.5%)
	Charter Communications Operating, LLC, Term Loan
895,500	3.000%, 12/31/2020	887,664
	Cincinnati Bell, Inc., Term Loan
448,875	4.000%, 9/10/2020	449,436
	Clear Channel Communications, Inc., Term Loan
12,356	3.819%, 1/29/2016	11,952
949,468	6.919%, 1/30/2019	905,555
228,177	7.669%, 7/30/2019	224,613
	Cumulus Media Holdings, Inc., Term Loan
686,766	0.000%, 12/23/2020[b,c]	690,199
	Fairpoint Communications, Term Loan
89,549	7.500%, 2/14/2019[b,c]	92,437
	Grande Communications Networks, LLC, Term Loan
1,194,000	4.500%, 5/29/2020	1,191,516
	Hargray Communications Group, Inc., Term Loan
895,500	4.750%, 6/26/2019	899,978
	Integra Telecom Holdings, Inc., Term Loan
893,250	5.250%, 2/22/2019	904,040
	Level 3 Communications, Inc., Term Loan
1,450,000	4.000%, 1/15/2020	1,459,976
	LTS Buyer, LLC, Term Loan
982,843	4.500%, 4/13/2020	986,224
	McGraw-Hill Global Education Holdings, LLC, Term Loan
799,794	9.000%, 3/22/2019	813,455
	NEP Broadcasting, LLC, Term Loan
1,188,000	4.750%, 1/22/2020	1,191,267
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
980,693	5.500%, 7/31/2018	981,105
	RCN Telecom Services, LLC, Term Loan
878,842	4.500%, 3/1/2020	885,117
	TNS, Inc., Term Loan
850,000	5.000%, 2/14/2020	853,986
	Univision Communications, Inc., Term Loan
794,000	4.500%, 2/28/2020	797,478
149,248	4.500%, 3/1/2020	150,048
634,766	4.500%, 3/1/2020	637,547
	Virgin Media Investment Holdings, Ltd., Term Loan
900,000	3.500%, 6/8/2020	901,350
	Visant Corporation, Term Loan
1,517,699	5.250%, 12/22/2016	1,493,674
	WideOpenWest Finance, LLC, Term Loan
853,824	4.750%, 4/1/2019	857,239
	WMG Acquisition Corporation, Term Loan
897,750	3.750%, 7/1/2020	897,077
	Zayo Group, LLC, Term Loan
890,957	4.000%, 7/2/2019	891,162

	Total	20,054,095

Consumer Cyclical (2.8%)
	Bally Technologies, Inc., Term Loan
1,052,362	4.250%, 11/25/2020[b,c]	1,059,266
	Booz Allen Hamilton, Inc., Term Loan
447,733	3.750%, 7/31/2019	448,772
	Burlington Coat Factory Warehouse Corporation, Term Loan
964,581	4.250%, 2/23/2017	973,021
	Caesars Entertainment Resot Properties, LLC, Term Loan
860,000	7.000%, 10/11/2020[b,c]	854,625
	Cenveo Corporation, Term Loan
549,875	6.250%, 2/13/2017	552,168
	Ceridian Corporation, Term Loan
900,000	4.415%, 5/9/2017	902,529
	Chrysler Group, LLC, Term Loan
744,275	3.875%, 5/24/2017	748,718
	Golden Nugget, Inc., Delayed Draw
157,500	5.500%, 11/21/2019	159,666
	Golden Nugget, Inc., Term Loan
367,500	5.500%, 11/21/2019	372,553
	Hilton Worldwide Finance, LLC, Term Loan
552,632	4.000%, 10/26/2020	556,776
	J.C. Penney Corporation, Inc., Term Loan
895,500	6.000%, 5/22/2018	874,904
	Las Vegas Sands, LLC, Term Loan
1,000,000	0.000%, 12/17/2020[b,c]	998,650
	Marina District Finance Company, Inc., Term Loan
1,050,000	0.000%, 8/15/2018[b,c]	1,053,287

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (12.4%)[a]	Value
Consumer Cyclical (2.8%) - continued
	MGM Resorts International, Term Loan
$358,191	3.500%, 12/20/2019	$358,864
	Mohegan Tribal Gaming Authority, Term Loan
1,050,000	5.500%, 11/19/2019	1,065,099
	Pinnacle Entertainment, Inc., Term Loan
895,500	3.750%, 8/13/2020	898,634
	ROC Finance, LLC, Term Loan
897,750	5.000%, 6/20/2019	858,195
	Scientific Games International, Inc., Term Loan
900,000	4.250%, 10/18/2020	900,225
	Seminole Indian Tribe of Florida, Term Loan
852,750	3.000%, 4/29/2020	850,882
	Toys R Us, Inc., Term Loan
1,532,875	5.250%, 5/25/2018	1,290,497

	Total	15,777,331

Consumer Non-Cyclical (1.4%)
	Albertsons, Inc., Term Loan
1,245,124	4.750%, 3/21/2019[b,c]	1,250,827
	CHS/Community Health Systems, Inc., Term Loan
800,000	3.737%, 1/25/2017	805,872
	JBS USA, LLC, Term Loan
1,496,250	3.750%, 9/11/2020	1,491,267
	McJunkin Red Man Corporation, Term Loan
1,047,375	5.000%, 11/8/2019	1,060,467
	Roundy’s Supermarkets, Inc., Term Loan
971,277	5.750%, 2/13/2019	970,219
	Supervalu, Inc., Term Loan
1,187,687	5.000%, 3/21/2019	1,197,889
	Van Wagner Communications, LLC, Term Loan
935,550	6.250%, 8/3/2018	946,075

	Total	7,722,616

Energy (0.8%)
	Arch Coal, Inc., Term Loan
1,420,018	6.250%, 5/16/2018	1,399,016
	Chesapeake Energy Corporation, Term Loan
1,615,000	5.750%, 12/2/2017	1,647,300
	Offshore Group Investment, Ltd., Term Loan
446,625	5.750%, 3/28/2019	451,511
	Pacific Drilling SA, Term Loan
895,500	4.500%, 6/3/2018	905,019

	Total	4,402,846

Financials (0.5%)
	Harland Clarke Holdings Corporation, Term Loan
888,750	7.000%, 5/22/2018	894,145
	Intelsat Jackson Holdings SA, Term Loan
948,775	3.750%, 6/30/2019	955,151
	WaveDivision Holdings, LLC, Term Loan
891,000	4.000%, 10/12/2019	894,341

	Total	2,743,637

Technology (0.7%)
	BMC Software, Inc., Term Loan
900,000	5.000%, 9/10/2020	904,221
	First Data Corporation Extended, Term Loan
1,600,000	4.166%, 3/23/2018	1,601,104
	Freescale Semiconductor, Inc., Term Loan
893,250	5.000%, 3/1/2020	901,700
	Infor US, Inc., Term Loan
563,938	5.250%, 4/5/2018	565,230
265,000	0.000%, 6/3/2020[b,c]	264,393

	Total	4,236,648

Transportation (0.8%)
	American Airlines, Inc., Term Loan
1,417,875	3.750%, 6/27/2019	1,424,965
	American Petroleum Tankers Parent, LLC, Term Loan
833,476	4.750%, 10/2/2019	833,476
	Delta Air Lines, Inc., Term Loan
1,384,836	3.500%, 4/20/2017	1,389,046
	U.S. Airways, Inc., Term Loan
900,000	4.000%, 5/23/2019	905,175

	Total	4,552,662

Utilities (0.5%)
	Calpine Corporation, Term Loan
789,848	4.000%, 4/1/2018	794,405
175,000	4.000%, 10/31/2020	175,938
	Intergen NV, Term Loan
895,500	5.500%, 6/15/2020	902,216
	NGPL PipeCo, LLC, Term Loan
741,851	6.750%, 9/15/2017	689,766

	Total	2,562,325

	Total Bank Loans (cost $69,710,091)	69,899,448

Principal Amount	Long-Term Fixed Income (45.3%)
Asset-Backed Securities (1.4%)
	Asset Backed Securities Corporation Home Equity Loan Trust
1,230,875	0.305%, 7/25/2036[d]	1,093,919
314,044	0.325%, 11/25/2036[d]	241,049
	Countrywide Asset-Backed Certificates
1,120,710	5.530%, 4/25/2047	1,025,680
	GSAA Home Equity Trust
1,552,381	0.435%, 7/25/2037[d]	1,318,023
	J.P. Morgan Mortgage Trust
1,024,031	2.716%, 2/25/2036	914,883
	Renaissance Home Equity Loan Trust
747,882	5.746%, 5/25/2036	556,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.3%)	Value
Asset-Backed Securities (1.4%) - continued
$1,000,000	6.011%, 5/25/2036	$700,428
1,450,000	5.797%, 8/25/2036	899,915
	Residential Asset Mortgage Products Trust
947,387	5.991%, 3/25/2033[e]	909,611

	Total	7,659,937

Basic Materials (0.9%)
	ArcelorMittal
860,000	6.000%, 3/1/2021	911,600
	BHP Billiton Finance USA, Ltd.
220,000	2.050%, 9/30/2018	219,973
	Dow Chemical Company
106,000	8.550%, 5/15/2019	136,866
	FMG Resources Pty. Ltd.
500,000	6.875%, 2/1/2018[f]	526,250
	Freeport-McMoRan Copper & Gold, Inc.
125,000	2.375%, 3/15/2018	124,695
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
860,000	8.875%, 2/1/2018	893,325
	Ineos Finance plc
860,000	7.500%, 5/1/2020[f]	942,775
	Inmet Mining Corporation
860,000	7.500%, 6/1/2021[f]	898,700
	LyondellBasell Industries NV
110,000	5.000%, 4/15/2019	122,168
106,000	6.000%, 11/15/2021	121,912
	Xstrata Finance Canada, Ltd.
162,000	2.050%, 10/23/2015[f]	164,062

	Total	5,062,326

Capital Goods (0.9%)
	Case New Holland, Inc.
235,000	7.875%, 12/1/2017	277,300
	CNH Capital, LLC
615,000	3.625%, 4/15/2018	623,456
	Crown Cork & Seal Company, Inc.
610,000	7.375%, 12/15/2026	674,050
	Northrop Grumman Corporation
300,000	1.750%, 6/1/2018	292,668
	Reynolds Group Issuer, Inc.
250,000	5.750%, 10/15/2020	255,000
610,000	6.875%, 2/15/2021	657,275
	Roper Industries, Inc.
250,000	1.850%, 11/15/2017	247,816
	RSC Equipment Rental, Inc.
250,000	8.250%, 2/1/2021	281,875
	Textron, Inc.
450,000	7.250%, 10/1/2019	520,956
	Trinseo Materials Operating SCA
860,000	8.750%, 2/1/2019[f]	887,950
	United Rentals North America, Inc.
610,000	7.375%, 5/15/2020	676,337

	Total	5,394,683

Collateralized Mortgage Obligations (14.2%)
	Alternative Loan Trust
1,976,209	6.000%, 6/25/2036	1,686,602
	American Home Mortgage Investment Trust
2,323,719	6.250%, 12/25/2036	1,310,287
	Banc of America Alternative Loan Trust
1,039,388	0.665%, 4/25/2035[d]	863,338
2,421,574	6.000%, 11/25/2035	1,996,709
	Banc of America Funding Corporation
711,995	5.019%, 5/20/2036	593,647
	Bear Stearns Adjustable Rate Mortgage Trust
1,301,221	2.430%, 10/25/2035[d]	1,278,054
545,696	2.571%, 2/25/2036	430,674
	Citicorp Mortgage Securities Trust
981,813	6.000%, 5/25/2037	984,184
	Citigroup Mortgage Loan Trust, Inc.
690,102	5.500%, 11/25/2035	612,288
	CitiMortgage Alternative Loan Trust
992,764	5.750%, 4/25/2037	835,022
	Countrywide Alternative Loan Trust
993,722	0.565%, 2/25/2035[d]	865,590
1,405,611	5.066%, 10/25/2035	1,133,694
534,008	5.500%, 2/25/2036	476,840
417,332	6.000%, 4/25/2036	343,709
1,433,195	6.500%, 8/25/2036	976,233
360,609	6.000%, 1/25/2037	306,340
1,379,153	5.500%, 5/25/2037	1,146,211
	Countrywide Home Loan Mortgage Pass Through Trust
1,261,957	2.586%, 11/25/2035	1,029,248
1,080,228	5.085%, 2/20/2036	942,488
	Credit Suisse First Boston Mortgage Securities Corporation
855,569	5.250%, 10/25/2035	830,571
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
243,458	5.500%, 10/25/2021	233,127
830,007	0.365%, 11/25/2035[d]	513,683
1,422,237	5.500%, 11/25/2035	1,291,152
1,483,016	0.900%, 4/25/2047[d]	1,223,918
	Federal Home Loan Mortgage Corporation
13,744,307	2.500%, 12/15/2022[g]	1,171,188
3,855,411	2.500%, 5/15/2027[g]	437,493
4,450,509	2.500%, 2/15/2028[g]	541,573
13,335,650	2.500%, 3/15/2028[g]	1,599,055
7,381,150	3.000%, 4/15/2028[g]	928,669
5,668,580	3.000%, 2/15/2033[g]	866,083
	Federal National Mortgage Association
5,704,693	2.500%, 2/25/2028[g]	700,940
4,525,247	3.000%, 4/25/2028[g]	656,742
5,592,334	3.500%, 1/25/2033[g]	997,868
	First Horizon Alternative Mortgage Securities Trust
1,564,939	2.250%, 3/25/2035	1,366,579

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.3%)	Value
Collateralized Mortgage Obligations (14.2%) - continued
	First Horizon Mortgage Pass- Through Trust
$1,750,034	2.534%, 8/25/2037	$1,438,314
	Government National Mortgage Association
7,108,353	4.000%, 1/16/2027[g]	1,010,412
	Greenpoint Mortgage Funding Trust
1,150,650	0.365%, 10/25/2045[d]	862,057
	GSR Mortgage Loan Trust
402,841	0.355%, 8/25/2046[d]	396,534
	HomeBanc Mortgage Trust
1,306,525	2.409%, 4/25/2037	908,556
	IndyMac IMJA Mortgage Loan Trust
1,527,782	6.250%, 11/25/2037	1,362,679
	J.P. Morgan Alternative Loan Trust
1,663,955	6.500%, 3/25/2036	1,458,754
	J.P. Morgan Mortgage Trust
311,099	6.500%, 1/25/2035	300,003
2,218,068	2.867%, 8/25/2035	2,203,933
768,964	2.665%, 10/25/2036	637,200
1,648,168	0.545%, 1/25/2037[d]	1,078,225
1,045,999	2.530%, 1/25/2037	922,098
1,008,916	6.250%, 8/25/2037	705,903
	Lehman Mortgage Trust
1,218,927	0.915%, 12/25/2035[d]	840,085
	Lehman XS Trust
1,200,000	5.500%, 9/25/2035	1,037,512
	Master Asset Securitization Trust
1,286,860	0.665%, 6/25/2036[d]	808,237
	MASTR Alternative Loans Trust
387,157	6.500%, 7/25/2034	387,429
1,170,130	0.615%, 12/25/2035[d]	634,470
	Merrill Lynch Alternative Note Asset Trust
900,008	6.000%, 3/25/2037	672,508
	Morgan Stanley Mortgage Loan Trust
917,806	5.319%, 11/25/2035	676,476
	MortgageIT Trust
2,026,455	0.425%, 12/25/2035[d]	1,856,454
1,536,202	0.365%, 4/25/2036[d]	1,018,075
	New Century Alternative Mortgage Loan Trust
883,702	6.167%, 7/25/2036	592,230
	RALI Trust
1,151,432	5.750%, 4/25/2037	899,402
1,607,147	6.250%, 4/25/2037	1,294,909
671,461	6.000%, 6/25/2037	501,803
	Residential Accredit Loans, Inc.
1,550,290	5.750%, 9/25/2035	1,365,561
1,502,682	6.000%, 1/25/2037	1,169,164
	Residential Asset Securitization Trust
1,067,376	5.500%, 4/25/2035	1,052,402
1,326,674	0.545%, 8/25/2037[d]	413,910
	RFMSI Trust
1,673,520	5.750%, 2/25/2036	1,471,093
2,585,454	6.000%, 7/25/2037	2,302,923
	Sequoia Mortgage Trust
2,231,933	2.631%, 9/20/2046	1,881,734
	Structured Adjustable Rate Mortgage Loan Trust
541,299	5.500%, 12/25/2034	523,673
711,585	2.715%, 9/25/2035	602,763
1,207,035	4.949%, 5/25/2036	918,282
	Structured Asset Mortgage Investments, Inc.
2,075,317	0.475%, 12/25/2035[d]	1,537,017
1,671,063	0.375%, 5/25/2046[d]	1,235,076
	WaMu Mortgage Pass Through Certificates
1,217,459	2.065%, 11/25/2036	1,023,538
213,231	2.402%, 8/25/2046	184,038
1,048,484	1.089%, 9/25/2046[d]	893,495
1,400,714	2.213%, 3/25/2047[d]	1,093,977
	Washington Mutual Alternative Mortgage Pass Through Certificates
1,442,577	0.765%, 6/25/2035[d]	1,036,887
1,566,907	6.000%, 11/25/2035	1,293,073
1,285,922	0.889%, 2/25/2047[d]	864,434
	Wells Fargo Mortgage Backed Securities Trust
2,646,372	2.632%, 7/25/2036	2,452,452
581,542	0.865%, 5/25/2037[d]	490,346
1,219,220	6.000%, 7/25/2037	1,153,463

	Total	80,633,358

Commercial Mortgage-Backed Securities (0.6%)
	Credit Suisse Mortgage Capital Certificates
500,000	5.509%, 9/15/2039	536,875
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 12/10/2049	1,479,233
	Morgan Stanley Capital, Inc.
1,350,000	5.406%, 3/15/2044	1,467,443

	Total	3,483,551

Communications Services (2.6%)
	America Movil SAB de CV
104,000	5.000%, 10/16/2019	113,620
	American Tower Corporation
157,000	7.000%, 10/15/2017	180,957
	AT&T, Inc.
350,000	2.400%, 8/15/2016	359,921
	CBS Corporation
165,000	8.875%, 5/15/2019	210,958
	CC Holdings GS V, LLC
270,000	2.381%, 12/15/2017	267,430
	CenturyLink, Inc.
860,000	5.625%, 4/1/2020	875,050
	Cequel Communications Escrow 1, LLC
610,000	6.375%, 9/15/2020[f]	625,250
	DIRECTV Holdings, LLC
190,000	3.500%, 3/1/2016	199,441
106,000	5.875%, 10/1/2019	120,075
	Dish DBS Corporation
160,000	6.750%, 6/1/2021	169,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.3%)	Value
Communications Services (2.6%) - continued
	Hughes Satellite Systems Corporation
$860,000	6.500%, 6/15/2019	$930,950
	Intelsat Jackson Holdings SA
860,000	7.250%, 4/1/2019	928,800
	Level 3 Financing, Inc.
1,100,000	8.625%, 7/15/2020	1,232,000
	Nara Cable Funding, Ltd.
860,000	8.875%, 12/1/2018[f]	924,500
	NBC Universal Enterprise, Inc.
156,000	1.662%, 4/15/2018[f]	152,359
	News America, Inc.
106,000	4.500%, 2/15/2021	113,618
	SBA Tower Trust
300,000	3.598%, 4/16/2043[f]	293,243
	Sprint Communications, Inc.
850,000	9.000%, 11/15/2018[f]	1,024,250
	Telefonica Emisiones SAU
212,000	3.992%, 2/16/2016	222,684
211,000	3.192%, 4/27/2018	214,886
	T-Mobile USA, Inc.
870,000	6.633%, 4/28/2021	915,675
	Univision Communications, Inc.
250,000	6.875%, 5/15/2019[f]	267,188
610,000	7.875%, 11/1/2020[f]	670,238
	UPCB Finance V, Ltd.
860,000	7.250%, 11/15/2021[f]	933,100
	Verizon Communications, Inc.
367,000	2.500%, 9/15/2016	379,491
154,000	1.993%, 9/14/2018[d]	161,931
295,000	3.650%, 9/14/2018	312,276
	Wind Acquisition Finance SA
460,000	11.750%, 7/15/2017[f]	489,325
400,000	7.250%, 2/15/2018[f]	421,000
	Windstream Corporation
860,000	7.750%, 10/1/2021	911,600

	Total	14,621,416

Consumer Cyclical (2.0%)
	Brookfield Residential Properties, Inc.
850,000	6.500%, 12/15/2020[f]	881,875
	Chrysler Group, LLC
840,000	8.000%, 6/15/2019	928,200
	Ford Motor Credit Company, LLC
375,000	3.984%, 6/15/2016	398,775
473,000	1.500%, 1/17/2017	472,788
157,000	3.000%, 6/12/2017	163,173
180,000	6.625%, 8/15/2017	208,518
	Gap, Inc.
300,000	5.950%, 4/12/2021	331,492
	General Motors Company
208,000	3.500%, 10/2/2018[f]	212,680
	General Motors Financial Company, Inc.
860,000	3.250%, 5/15/2018[f]	860,000
	Hilton Worldwide Finance, LLC
860,000	5.625%, 10/15/2021[f]	892,250
	Home Depot, Inc.
106,000	3.950%, 9/15/2020	113,091
	Jaguar Land Rover Automotive plc
250,000	4.125%, 12/15/2018[f]	251,563
710,000	5.625%, 2/1/2023[f]	710,000
	L Brands, Inc.
860,000	5.625%, 2/15/2022	879,350
	Lennar Corporation
610,000	12.250%, 6/1/2017	784,612
250,000	4.125%, 12/1/2018	251,250
	Macy’s Retail Holdings, Inc.
490,000	6.700%, 7/15/2034	557,553
	MGM Resorts International
860,000	5.250%, 3/31/2020	853,550
	Toll Brothers Finance Corporation
208,000	4.000%, 12/31/2018	211,640
	Toys R Us Property Company II, LLC
610,000	8.500%, 12/1/2017	628,300
	Wynn Las Vegas, LLC
860,000	5.375%, 3/15/2022	868,600

	Total	11,459,260

Consumer Non-Cyclical (2.3%)
	AbbVie, Inc.
314,000	1.750%, 11/6/2017	313,462
	Altria Group, Inc.
191,000	9.700%, 11/10/2018	251,049
	Anheuser-Busch InBev Worldwide, Inc.
220,000	7.750%, 1/15/2019	274,705
	Beam, Inc.
110,000	5.375%, 1/15/2016	119,048
	Biomet, Inc.
860,000	6.500%, 8/1/2020	903,000
	Boston Scientific Corporation
157,000	6.000%, 1/15/2020	180,241
	Bunge Limited Finance Corporation
225,000	4.100%, 3/15/2016	237,587
	Celgene Corporation
198,000	1.900%, 8/15/2017	197,063
	CHS/Community Health Systems, Inc.
860,000	7.125%, 7/15/2020	892,250
	ConAgra Foods, Inc.
275,000	2.100%, 3/15/2018	271,978
	CVS Caremark Corporation
106,000	2.250%, 12/5/2018	105,969
	Endo Health Solutions, Inc.
610,000	7.000%, 12/15/2020	652,700
	Endo Pharmaceuticals Holdings, Inc.
250,000	7.000%, 7/15/2019	267,500
	Express Scripts Holding Company
208,000	2.650%, 2/15/2017	214,380
	Gilead Sciences, Inc.
165,000	3.050%, 12/1/2016	174,219
	Hawk Acquisition Sub, Inc.
860,000	4.250%, 10/15/2020[f]	832,050
	Health Management Associates, Inc.
610,000	7.375%, 1/15/2020	682,438
	Hospira, Inc.
870,000	5.200%, 8/12/2020	902,637
	IMS Health, Inc.
370,000	12.500%, 3/1/2018[f]	437,525
490,000	6.000%, 11/1/2020[f]	520,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.3%)	Value
Consumer Non-Cyclical (2.3%) - continued
	Kroger Company
$220,000	1.200%, 10/17/2016	$220,094
	Lorillard Tobacco Company
262,000	8.125%, 6/23/2019	319,154
	Mallinckrodt International Finance SA
150,000	3.500%, 4/15/2018[f]	147,148
	Medco Health Solutions, Inc.
150,000	7.125%, 3/15/2018	178,240
	Mylan, Inc.
291,000	1.350%, 11/29/2016	290,467
	Pernod Ricard SA
110,000	2.950%, 1/15/2017[f]	113,599
110,000	5.750%, 4/7/2021[f]	121,249
	Perrigo Company, Ltd.
208,000	1.300%, 11/8/2016[f]	207,279
104,000	2.300%, 11/8/2018[f]	102,651
	SABMiller plc
218,000	6.500%, 7/15/2018[f]	257,344
	Safeway, Inc.
315,000	3.400%, 12/1/2016	327,730
	Spectrum Brands Escrow Corporation
860,000	6.375%, 11/15/2020[f]	918,050
	Thermo Fisher Scientific, Inc.
212,000	1.300%, 2/1/2017	211,079
212,000	2.400%, 2/1/2019	210,026
	Valeant Pharmaceuticals International
250,000	6.875%, 12/1/2014[f]	267,500
	VPII Escrow Corporation
610,000	7.500%, 7/15/2021[f]	669,475
	Watson Pharmaceuticals, Inc.
251,000	1.875%, 10/1/2017	248,382

	Total	13,239,893

Energy (1.8%)
	BP Capital Markets plc
208,000	0.658%, 11/7/2016[d]	208,879
220,000	2.241%, 9/26/2018	220,635
	CNOOC, Ltd.
208,000	1.125%, 5/9/2016	207,234
	Concho Resources, Inc.
860,000	5.500%, 10/1/2022	887,950
	Continental Resources, Inc.
275,000	7.125%, 4/1/2021	311,781
	Devon Energy Corporation
220,000	1.200%, 12/15/2016	219,908
	Enbridge Energy Partners, LP
1,215,000	8.050%, 10/1/2037	1,344,950
	Energy Transfer Partners, LP
104,000	6.700%, 7/1/2018	120,750
	EQT Corporation
104,000	8.125%, 6/1/2019	126,170
	Gazprom Neft OAO Via GPN Capital SA
725,000	6.000%, 11/27/2023[f]	735,875
	Hess Corporation
155,000	8.125%, 2/15/2019	192,528
	Linn Energy, LLC
860,000	7.000%, 11/1/2019[f]	868,600
	Lukoil International Finance BV
110,000	3.416%, 4/24/2018[f]	110,962
	MEG Energy Corporation
250,000	6.500%, 3/15/2021[f]	263,125
610,000	6.375%, 1/30/2023[f]	613,812
	Oasis Petroleum, Inc.
860,000	6.875%, 1/15/2023	915,900
	Offshore Group Investment, Ltd.
860,000	7.500%, 11/1/2019	935,250
	Petrobras Global Finance BV
245,000	2.000%, 5/20/2016	244,806
	Range Resources Corporation
860,000	5.000%, 8/15/2022	844,950
	Transocean, Inc.
259,000	5.050%, 12/15/2016	286,110
	Weatherford International, Ltd.
170,000	6.000%, 3/15/2018	190,789
104,000	9.625%, 3/1/2019	133,626

	Total	9,984,590

Financials (9.0%)
	Abbey National Treasury Services plc
110,000	3.050%, 8/23/2018	113,028
	Aegon NV
1,080,000	2.956%, 7/29/2049[d,h]	912,600
	AGI Life Holdings, Inc.
1,200,000	7.570%, 12/1/2045[f]	1,356,000
	American Express Company
1,250,000	6.800%, 9/1/2066	1,331,875
	American International Group, Inc.
325,000	8.250%, 8/15/2018	406,536
	Aviation Capital Group Corporation
162,000	3.875%, 9/27/2016[f]	167,328
	Bank of America Corporation
280,000	5.750%, 8/15/2016	308,787
220,000	1.316%, 3/22/2018[d]	222,922
300,000	5.650%, 5/1/2018	341,481
157,000	2.600%, 1/15/2019	157,693
	Bank of New York Mellon Corporation
720,000	4.500%, 12/29/2049[h]	653,400
	Bank of Nova Scotia
220,000	1.100%, 12/13/2016	221,055
	Barclays Bank plc
150,000	5.140%, 10/14/2020	159,731
	BB&T Corporation
157,000	2.050%, 6/19/2018	155,436
	BBVA Banco Continental SA
158,000	2.250%, 7/29/2016[f]	157,210
	BBVA International Preferred SA Unipersonal
1,545,000	5.919%, 12/29/2049[h]	1,487,062
	BBVA US Senior SAU
275,000	4.664%, 10/9/2015	289,101
	Bear Stearns Companies, LLC
340,000	6.400%, 10/2/2017	394,591
	BNP Paribas SA
212,000	1.250%, 12/12/2016	212,155
240,000	2.375%, 9/14/2017	245,032
1,250,000	5.186%, 6/29/2049[f,h]	1,276,562
	Branch Banking and Trust Company
208,000	0.667%, 12/1/2016[d]	208,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.3%)	Value
Financials (9.0%) - continued
	Capital One Financial Corporation
$157,000	6.150%, 9/1/2016	$175,602
	Citigroup, Inc.
310,000	5.000%, 9/15/2014	318,830
367,000	5.500%, 2/15/2017	404,373
220,000	6.000%, 8/15/2017	250,747
212,000	8.500%, 5/22/2019	271,697
1,490,000	5.950%, 12/29/2049[h]	1,378,772
	CNA Financial Corporation
165,000	7.350%, 11/15/2019	200,015
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
725,000	4.625%, 12/1/2023	730,088
975,000	11.000%, 12/29/2049[f,h]	1,290,656
	Credit Agricole SA
208,000	1.625%, 4/15/2016[f]	209,283
	Credit Suisse AG
318,000	5.400%, 1/14/2020	353,404
	Credit Suisse Group AG
600,000	7.500%, 12/11/2049[f,h]	633,750
	CyrusOne, LP
860,000	6.375%, 11/15/2022	890,100
	Denali Borrower, LLC
860,000	5.625%, 10/15/2020[f]	852,475
	Developers Diversified Realty Corporation
159,000	7.875%, 9/1/2020	196,425
	Discover Financial Services
150,000	6.450%, 6/12/2017	169,971
	Fifth Third Bancorp
198,000	5.450%, 1/15/2017	217,600
900,000	5.100%, 12/31/2049[h]	796,500
	GE Capital Trust I
620,000	6.375%, 11/15/2067	669,600
	General Electric Capital Corporation
660,000	5.625%, 9/15/2017	750,814
73,000	1.625%, 4/2/2018	72,225
1,200,000	6.250%, 12/15/2049[h]	1,239,000
	Goldman Sachs Group, Inc.
240,000	6.250%, 9/1/2017	274,766
205,000	7.500%, 2/15/2019	249,684
224,000	5.375%, 3/15/2020	249,117
	Hartford Financial Services Group, Inc.
315,000	6.000%, 1/15/2019	361,279
	HCP, Inc.
78,000	3.750%, 2/1/2016	81,963
107,000	3.750%, 2/1/2019	111,139
	Health Care REIT, Inc.
104,000	4.700%, 9/15/2017	113,048
	HSBC Finance Corporation
260,000	6.676%, 1/15/2021	298,750
	Huntington National Bank
208,000	1.300%, 11/20/2016	208,031
	Icahn Enterprises, LP
860,000	8.000%, 1/15/2018	894,400
	ING Bank NV
125,000	3.750%, 3/7/2017[f]	131,652
	ING Capital Funding Trust III
1,420,000	3.847%, 12/29/2049[d,h]	1,414,675
	ING US, Inc.
300,000	5.650%, 5/15/2053	291,750
150,000	2.900%, 2/15/2018	153,418
	International Lease Finance Corporation
110,000	2.193%, 6/15/2016[d]	110,550
860,000	5.875%, 4/1/2019	915,900
	Intesa Sanpaolo SPA
157,000	3.125%, 1/15/2016	159,993
156,000	3.875%, 1/15/2019	155,098
	J.P. Morgan Chase & Company
295,000	3.450%, 3/1/2016	309,409
300,000	2.000%, 8/15/2017	304,306
300,000	7.900%, 4/29/2049[h]	330,750
1,080,000	5.150%, 5/29/2049[h]	969,300
300,000	6.000%, 12/29/2049[h]	286,875
	KeyCorp
208,000	2.300%, 12/13/2018	206,491
63,000	5.100%, 3/24/2021	68,854
	Liberty Mutual Group, Inc.
975,000	10.750%, 6/15/2058[f]	1,457,625
42,000	5.000%, 6/1/2021[f]	44,049
	Liberty Property, LP
173,000	5.500%, 12/15/2016	190,970
	Lincoln National Corporation
1,120,000	6.050%, 4/20/2067	1,111,600
	Lloyds TSB Bank plc
154,000	6.500%, 9/14/2020[f]	175,058
	Macquarie Bank, Ltd.
225,000	5.000%, 2/22/2017[f]	243,999
	MetLife Capital Trust IV
1,422,000	7.875%, 12/15/2037[f]	1,631,745
	MetLife, Inc.
600,000	6.400%, 12/15/2036	616,500
	Mizuho Corporate Bank, Ltd.
232,000	1.550%, 10/17/2017[f]	226,742
	Morgan Stanley
250,000	4.750%, 4/1/2014	251,987
240,000	1.750%, 2/25/2016	243,222
268,000	6.250%, 8/28/2017	306,653
150,000	5.500%, 1/26/2020	168,386
110,000	4.875%, 11/1/2022	112,603
	Murray Street Investment Trust I
375,000	4.647%, 3/9/2017	403,833
	National City Corporation
214,000	6.875%, 5/15/2019	253,576
	Nomura Holdings, Inc.
237,000	2.000%, 9/13/2016	238,959
	PNC Bank NA
314,000	1.150%, 11/1/2016	314,385
	PNC Financial Services Group, Inc.
600,000	4.850%, 3/1/2049[h]	537,300
	Prologis, LP
177,000	6.625%, 5/15/2018	206,731
	Prudential Covered Trust
153,000	2.997%, 9/30/2015[f]	157,740
	Prudential Financial, Inc.
620,000	5.875%, 9/15/2042	630,075
1,225,000	5.625%, 6/15/2043	1,200,500
	QBE Capital Funding III, Ltd.
600,000	7.250%, 5/24/2041[f]	620,554
	RBS Capital Trust III
900,000	5.512%, 9/29/2049[h]	873,000
	Realty Income Corporation
131,000	2.000%, 1/31/2018	128,296

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.3%)	Value
Financials (9.0%) - continued
	Regions Bank
$250,000	7.500%, 5/15/2018	$295,821
	Reinsurance Group of America, Inc.
1,290,000	6.750%, 12/15/2065	1,280,325
275,000	5.625%, 3/15/2017	303,166
	Royal Bank of Scotland Group plc
229,000	5.050%, 1/8/2015	235,779
	Santander US Debt SAU
325,000	3.724%, 1/20/2015[f]	331,476
	SLM Corporation
170,000	6.250%, 1/25/2016	183,600
	Swiss RE Capital I, LP
1,350,000	6.854%, 5/29/2049[f,h]	1,426,950
	Ventas Realty, LP
315,000	1.550%, 9/26/2016	317,235
	Wells Fargo & Company
175,000	1.250%, 7/20/2016	176,298
314,000	2.150%, 1/15/2019	313,017
	Westpac Banking Corporation
208,000	0.668%, 11/25/2016[d]	208,293
	XLIT, Ltd.
208,000	2.300%, 12/15/2018	204,295
	ZFS Finance USA Trust II
1,553,000	6.450%, 12/15/2065[f]	1,657,827

	Total	50,781,055

Foreign Government (0.3%)
	Mexico Government International Bond
1,570,000	4.000%, 10/2/2023	1,554,300

	Total	1,554,300

Mortgage-Backed Securities (3.1%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
3,350,000	3.500%, 1/1/2029[c]	3,503,236
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
2,500,000	3.500%, 1/1/2044[c]	2,483,399
3,350,000	4.000%, 1/1/2044[c]	3,448,406
5,000,000	4.500%, 1/1/2044[c]	5,297,852
	Vericrest Opportunity Loan Transferee
1,500,000	3.625%, 3/25/2054[i]	1,493,550
1,296,550	3.625%, 4/25/2055[i]	1,291,519

	Total	17,517,962

Technology (0.7%)
	Amkor Technology, Inc.
860,000	6.625%, 6/1/2021	892,250
	CommScope, Inc.
448,000	8.250%, 1/15/2019[f]	491,120
	EMC Corporation
300,000	1.875%, 6/1/2018	296,592
	First Data Corporation
860,000	7.375%, 6/15/2019[f]	918,050
	Freescale Semiconductor, Inc.
860,000	6.000%, 1/15/2022[f]	870,750
	Oracle Corporation
163,000	1.200%, 10/15/2017	160,401
	Tyco Electronics Group SA
157,000	6.550%, 10/1/2017	179,670
	Xerox Corporation
157,000	7.200%, 4/1/2016	176,100

	Total	3,984,933

Transportation (0.5%)
	American Airlines Pass Through Trust
300,000	4.950%, 1/15/2023[f]	309,187
	Avis Budget Car Rental, LLC
250,000	8.250%, 1/15/2019	272,500
610,000	5.500%, 4/1/2023	590,937
	Delta Air Lines, Inc.
120,786	4.950%, 5/23/2019	131,053
96,712	4.750%, 5/7/2020	103,483
	ERAC USA Finance, LLC
150,000	2.800%, 11/1/2018[f]	151,580
	Hertz Corporation
610,000	6.750%, 4/15/2019	657,275
	Kansas City Southern de Mexico SA de CV
158,000	0.937%, 10/28/2016[d]	158,043
	United Air Lines, Inc.
182,705	10.400%, 11/1/2016	207,370

	Total	2,581,428

U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
2,250,000	0.250%, 9/30/2015	2,247,979

	Total	2,247,979

U.S. Municipals (2.6%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
1,800,000	5.125%, 6/1/2024, Ser. A-2	1,484,604
	Dallas/Fort Worth Texas International Airport Joint Rev. Improvement
1,800,000	5.000%, 11/1/2038, Ser. A, AMT	1,674,414
	Los Angeles Department Of Water and Power System Rev.
2,400,000	5.000%, 7/1/2043, Ser. B	2,460,024
	Massachusetts School Building Auth. Sales Tax Rev.
2,400,000	5.000%, 5/15/2043, Ser. A	2,501,880
	Miami-Dade County Expressway Auth. Toll System Rev.
1,800,000	5.000%, 7/1/2040, Ser. A	1,792,134
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,200,000	5.000%, 6/15/2042, Ser. A	1,208,340
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
1,800,000	5.000%, 6/15/2047, Ser. EE	1,835,262
	New York State Dormitory Auth. Personal Income Tax Rev.
1,800,000	5.000%, 3/15/2042, Ser. B	1,849,842

	Total	14,806,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.3%)	Value
Utilities (2.0%)
	Atlas Pipeline Partners, LP
$860,000	4.750%, 11/15/2021[f]	$786,900
	Buckeye Partners, LP
208,000	2.650%, 11/15/2018	204,944
	Calpine Corporation
870,000	6.000%, 1/15/2022[f]	891,750
	CenterPoint Energy, Inc.
255,000	6.500%, 5/1/2018	297,538
	Constellation Energy Group, Inc.
160,000	5.150%, 12/1/2020	170,256
	DCP Midstream Operating, LP
106,000	2.500%, 12/1/2017	105,544
	DCP Midstream, LLC
450,000	5.850%, 5/21/2043[f]	418,500
	Electricite de France SA
1,860,000	5.250%, 12/29/2049[f,h]	1,849,770
	Enel Finance International NV
157,000	3.875%, 10/7/2014[f]	160,405
110,000	5.125%, 10/7/2019[f]	117,442
	Energy Transfer Partners, LP
212,000	4.650%, 6/1/2021	218,072
	Enterprise Products Operating, LLC
1,390,000	7.034%, 1/15/2068	1,535,950
	Exelon Generation Company, LLC
300,000	5.200%, 10/1/2019	323,302
	Korea Western Power Company, Ltd.
208,000	2.875%, 10/10/2018[f]	206,791
	MidAmerican Energy Holdings Company
190,000	1.100%, 5/15/2017[f]	188,972
230,000	5.750%, 4/1/2018	262,543
	National Rural Utilities Cooperative Finance Corporation
720,000	4.750%, 4/30/2043	670,500
	NiSource Finance Corporation
262,000	6.400%, 3/15/2018	301,515
	ONEOK Partners, LP
104,000	2.000%, 10/1/2017	103,492
110,000	3.200%, 9/15/2018	112,477
	Pacific Gas & Electric Company
104,000	5.625%, 11/30/2017	117,829
	PPL Capital Funding, Inc.
270,000	1.900%, 6/1/2018	263,646
	Southern California Edison Company
1,600,000	6.250%, 8/1/2049[h]	1,656,000
	TransCanada PipeLines, Ltd.
600,000	6.350%, 5/15/2067	616,327

	Total	11,580,465

	Total Long-Term Fixed Income (cost $247,630,805)	256,593,636

Shares	Common Stock (33.3%)
Consumer Discretionary (3.5%)
8,800	Aaron’s, Inc.	258,720
13,700	Abercrombie & Fitch Company	450,867
32,100	Best Buy Company, Inc.	1,280,148
15,000	Cablevision Systems Corporation	268,950
10,400	CEC Entertainment, Inc.	460,512
54,100	Comcast Corporation	2,811,306
19,900	Dana Holding Corporation	390,438
20,600	Federal-Mogul Corporation[j]	405,408
127,300	Ford Motor Company	1,964,239
23,100	Home Depot, Inc.	1,902,054
132	Lear Corporation	10,688
14	Lear Corporation Warrants, $0.01, expires 11/9/2014[j]	2,217
34,900	Lowe’s Companies, Inc.	1,729,295
8,700	Madison Square Garden Company[j]	500,946
4,300	McDonald’s Corporation	417,229
16,900	National CineMedia, Inc.	337,324
27,100	Regis Corporation	393,221
105,800	Staples, Inc.	1,681,162
24,800	Starwood Hotels & Resorts Worldwide, Inc.	1,970,360
12,800	Target Corporation	809,856
17,300	Thomson Reuters Corporation	654,286
5,700	Viacom, Inc.	497,838
1,600	Whirlpool Corporation	250,976
5,300	Wyndham Worldwide Corporation	390,557

	Total	19,838,597

Consumer Staples (2.7%)
45,200	Altria Group, Inc.	1,735,228
42,900	Coca-Cola Company	1,772,199
36,600	CVS Caremark Corporation	2,619,462
27,300	Dr Pepper Snapple Group, Inc.	1,330,056
17,700	General Mills, Inc.	883,407
21,600	PepsiCo, Inc.	1,791,504
13,300	Prestige Brands Holdings, Inc.[j]	476,140
20,100	Procter & Gamble Company	1,636,341
10,800	Reynolds American, Inc.	539,892
33,300	Wal-Mart Stores, Inc.	2,620,377

	Total	15,404,606

Energy (3.8%)
18,300	Anadarko Petroleum Corporation	1,451,556
42,000	Cabot Oil & Gas Corporation	1,627,920
35,700	Chevron Corporation	4,459,287
41,700	ConocoPhillips	2,946,105
53,300	Exxon Mobil Corporation	5,393,960
61,400	Kinder Morgan, Inc.	2,210,400
19,900	Oceaneering International, Inc.	1,569,712
45,900	RPC, Inc.[k]	819,315
13,900	Targa Resources Corporation	1,225,563

	Total	21,703,818

Financials (9.4%)
26,400	ACE, Ltd.	2,733,192
9,900	Aflac, Inc.	661,320
66,000	American Capital Agency Corporation	1,273,140
9,000	American Financial Group, Inc.	519,480
11,800	Ameriprise Financial, Inc.	1,357,590
97,600	Anworth Mortgage Asset Corporation	410,896
183,600	Ares Capital Corporation	3,262,572
54,700	Ashford Hospitality Trust, Inc.	452,916

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Shares	Common Stock (33.3%)	Value
Financials (9.4%) - continued
7,100	Berkshire Hathaway, Inc.[j]	$841,776
633,180	BlackRock Enhanced Equity Dividend Trust	5,027,449
13,100	Cash America International, Inc.	501,730
11,230	Coresite Realty Corporation	361,494
14,200	Digital Realty Trust, Inc.	697,504
33,300	Discover Financial Services	1,863,135
3,400	Erie Indemnity Company	248,608
21,500	Excel Trust, Inc.	244,885
42,100	F.N.B. Corporation	531,302
54,800	Fifth Third Bancorp	1,152,444
48,700	First Financial Bancorp	848,841
66,100	First Niagara Financial Group, Inc.	701,982
32,100	Hancock Holding Company	1,177,428
37,400	Hatteras Financial Corporation	611,116
16,700	Horace Mann Educators Corporation	526,718
54,200	Huntington Bancshares, Inc.	523,030
150,000	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	1,728,000
21,600	iShares J.P. Morgan USD Emerging Markets Bond ETF	2,336,256
26,500	KeyCorp	355,630
36,800	Lazard, Ltd.	1,667,776
44,900	Maiden Holdings, Ltd.	490,757
2,400	MasterCard, Inc.	2,005,104
11,900	National Bank Holdings Corporation	254,660
15,700	PartnerRe, Ltd.	1,655,251
21,500	Prudential Financial, Inc.	1,982,730
25,500	Regions Financial Corporation	252,195
10,600	Silver Bay Realty Trust Corporation REIT	169,494
140,000	Solar Capital, Ltd.	3,157,000
21,800	Travelers Companies, Inc.	1,973,772
217,100	Two Harbors Investment Corporation	2,014,688
27,800	U.S. Bancorp	1,123,120
10,700	W.R. Berkley Corporation	464,273
108,200	Wells Fargo & Company	4,912,280

	Total	53,073,534

Health Care (3.6%)
60,100	Abbott Laboratories	2,303,633
8,200	AmerisourceBergen Corporation	576,542
7,900	Amgen, Inc.	901,864
6,200	Computer Programs and Systems, Inc.	383,222
7,500	DaVita HealthCare Partners, Inc.[j]	475,275
8,600	Eli Lilly and Company	438,600
6,900	Forest Laboratories, Inc.[j]	414,207
7,300	HCA Holdings, Inc.[j]	348,283
6,200	Henry Schein, Inc.[j]	708,412
19,300	Johnson & Johnson	1,767,687
7,100	Mallinckrodt, LLC[j]	371,046
5,200	McKesson Corporation	839,280
55,500	Medtronic, Inc.	3,185,145
68,550	PDL BioPharma, Inc.[k]	578,562
141,928	Pfizer, Inc.	4,347,255
12,700	Quintiles Transnational Holdings, Inc.[j]	588,518
8,100	St. Jude Medical, Inc.	501,795
20,700	WellPoint, Inc.	1,912,473

	Total	20,641,799

Industrials (3.9%)
10,600	3M Company	1,486,650
15,500	ADT Corporation	627,285
14,600	Altra Industrial Motion Corporation	499,612
22,900	Brink’s Company	781,806
8,400	C.H. Robinson Worldwide, Inc.[k]	490,056
8,900	Donaldson Company, Inc.	386,794
14,000	Ennis, Inc.	247,800
90,300	Exelis, Inc.	1,721,118
16,500	Landstar System, Inc.	947,925
12,800	Lockheed Martin Corporation	1,902,848
33,700	Northrop Grumman Corporation	3,862,357
30,200	Raytheon Company	2,739,140
53,500	Republic Services, Inc.	1,776,200
13,100	Roper Industries, Inc.	1,816,708
35,200	Southwest Airlines Company	663,168
17,300	Waste Connections, Inc.	754,799
25,400	Woodward, Inc.	1,158,494

	Total	21,862,760

Information Technology (3.6%)
4,900	Accenture plc	402,878
34,300	Agilent Technologies, Inc.	1,961,617
24,800	Altera Corporation	806,744
2,300	Apple, Inc.	1,290,553
24,700	Booz Allen Hamilton Holding Corporation	473,005
133,600	Cisco Systems, Inc.	2,999,320
96,000	Intel Corporation	2,492,160
13,100	International Business Machines Corporation	2,457,167
26,675	Leidos Holdings, Inc.[k]	1,240,121
17,600	Lexmark International, Inc.[k]	625,152
31,500	ManTech International Corporation[k]	942,795
38,400	Microchip Technology, Inc.[k]	1,718,400
12,500	Motorola Solutions, Inc.	843,750
20,500	Oracle Corporation	784,330
25,500	Take-Two Interactive Software, Inc.[j]	442,935
31,400	Xerox Corporation	382,138
13,200	Yahoo!, Inc.[j]	533,808

	Total	20,396,873

Materials (1.0%)
120,200	Alcoa, Inc.	1,277,726
4,400	CF Industries Holdings, Inc.	1,025,376
7,100	Innophos Holdings, Inc.	345,060
13,400	Sigma-Aldrich Corporation	1,259,734
63,900	Southern Copper Corporation	1,834,569

	Total	5,742,465

Telecommunications Services (0.8%)
83,400	AT&T, Inc.	2,932,344
27,800	Verizon Communications, Inc.	1,366,092

	Total	4,298,436

Utilities (1.0%)
22,200	CenterPoint Energy, Inc.	514,596
14,300	Empire District Electric Company[k]	324,467
5,400	Laclede Group, Inc.	245,916
10,800	Otter Tail Corporation	316,116
11,200	PG&E Corporation	451,136

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Shares	Common Stock (33.3%)	Value
Utilities (1.0%) - continued
15,800	Pinnacle West Capital Corporation	$836,136
41,400	Southern Company	1,701,954
7,400	WGL Holdings, Inc.	296,444
22,600	Wisconsin Energy Corporation	934,284

	Total	5,621,049

	Total Common Stock (cost $169,584,443)	188,583,937

	Preferred Stock (2.5%)
Financials (2.5%)
64,790	Annaly Capital Management, Inc., 7.500%[h]	1,425,380
1,200	Bank of America Corporation, Convertible, 7.250%[h]	1,273,200
20,070	Cobank ACB, 6.250%[f,h]	1,922,957
24,000	Countrywide Capital V, 7.000%	608,400
30,000	DDR Corporation, 6.250%[h]	626,400
6,000	Farm Credit Bank of Texas, 6.750%[f,h]	601,875
44,100	Morgan Stanley, 7.125%[h]	1,152,774
19,500	PNC Financial Services Group, Inc., 6.125%[h]	492,375
15,000	Royal Bank of Scotland Group plc, 7.250%[h]	360,000
15,000	State Street Corporation, 5.250%[h]	310,500
63,000	The Allstate Corporation, 5.100%	1,518,930
29,400	The Goldman Sachs Group, Inc., 5.500%[h]	655,326
52,000	U.S. Bancorp, 6.500%[h]	1,367,600
24,000	Wells Fargo & Company, 5.850%[h]	565,680
1,200	Wells Fargo & Company, Convertible, 7.500%[h]	1,326,000

	Total	14,207,397

	Total Preferred Stock (cost $15,131,035)	14,207,397

	Collateral Held for Securities Loaned (0.9%)
5,220,211	Thrivent Cash Management Trust	5,220,211

	Total Collateral Held for Securities Loaned (cost $5,220,211)	5,220,211

Shares or Principal Amount	Short-Term Investments (9.5%)[l]
	Federal Home Loan Bank Discount Notes
100,000	0.090%, 4/4/2014[m]	99,977
400,000	0.100%, 4/23/2014[m]	399,875
100,000	0.120%, 5/28/2014[m]	99,951
	Federal Home Loan Mortgage Corporation Discount Notes
700,000	0.055%, 2/4/2014	699,964
	Thrivent Cash Management Trust
52,295,269	0.060%	52,295,269
	U.S. Treasury Bill
300,000	0.065%, 6/12/2014[n]	299,912

	Total Short-Term Investments (at amortized cost)	53,894,948

	Total Investments (cost $561,171,533) 103.9%	$588,399,577

	Other Assets and Liabilities, Net (3.9%)	(21,842,177)

	Total Net Assets 100.0%	$566,557,400

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
e	All or a portion of the security is insured or guaranteed.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $44,150,157 or 7.8% of total net assets.
g	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Fund owned as of December 31, 2013.

Security	Acquisition Date	Cost
Vericrest Opportunity Loan
Transferee, 3/25/2054	12/11/2013	$1,493,506
Vericrest Opportunity Loan
Transferee, 4/25/2055	11/21/2013	1,291,576

j	Non-income producing security.
k	All or a portion of the security is on loan.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	At December 31, 2013, $599,803 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	At December 31, 2013, $99,971 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Definitions:

AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,113,025
Gross unrealized depreciation	(5,955,849)

Net unrealized appreciation (depreciation)	$27,157,176

Cost for federal income tax purposes	$561,242,401

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Diversified Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,280,295	—	4,280,295	—
Capital Goods	3,566,993	—	3,566,993	—
Communications Services	20,054,095	—	20,054,095	—
Consumer Cyclical	15,777,331	—	15,777,331	—
Consumer Non-Cyclical	7,722,616	—	7,722,616	—
Energy	4,402,846	—	4,402,846	—
Financials	2,743,637	—	2,743,637	—
Technology	4,236,648	—	4,236,648	—
Transportation	4,552,662	—	4,552,662	—
Utilities	2,562,325	—	2,562,325	—
Long-Term Fixed Income
Asset-Backed Securities	7,659,937	—	7,659,937	—
Basic Materials	5,062,326	—	5,062,326	—
Capital Goods	5,394,683	—	5,394,683	—
Collateralized Mortgage Obligations	80,633,358	—	80,633,358	—
Commercial Mortgage-Backed Securities	3,483,551	—	3,483,551	—
Communications Services	14,621,416	—	14,621,416	—
Consumer Cyclical	11,459,260	—	11,459,260	—
Consumer Non-Cyclical	13,239,893	—	13,239,893	—
Energy	9,984,590	—	9,984,590	—
Financials	50,781,055	—	50,781,055	—
Foreign Government	1,554,300	—	1,554,300	—
Mortgage-Backed Securities	17,517,962	—	17,517,962	—
Technology	3,984,933	—	3,984,933	—
Transportation	2,581,428	—	2,581,428	—
U.S. Government and Agencies	2,247,979	—	2,247,979	—
U.S. Municipals	14,806,500	—	14,806,500	—
Utilities	11,580,465	—	11,580,465	—
Common Stock
Consumer Discretionary	19,838,597	19,838,597	—	—
Consumer Staples	15,404,606	15,404,606	—	—
Energy	21,703,818	21,703,818	—	—
Financials	53,073,534	53,073,534	—	—
Health Care	20,641,799	20,641,799	—	—
Industrials	21,862,760	21,862,760	—	—
Information Technology	20,396,873	20,396,873	—	—
Materials	5,742,465	5,742,465	—	—
Telecommunications Services	4,298,436	4,298,436	—	—
Utilities	5,621,049	5,621,049	—	—
Preferred Stock
Financials	14,207,397	11,682,565	2,524,832	—
Collateral Held for Securities Loaned	5,220,211	5,220,211	—	—
Short-Term Investments	53,894,948	52,295,269	1,599,679	—

Total	$588,399,577	$257,781,982	$330,617,595	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	498,066	498,066	—	—
Credit Default Swaps	8,860	—	8,860	—

Total Asset Derivatives	$506,926	$498,066	$8,860	$—

Liability Derivatives
Futures Contracts	61,666	61,666	—	—

Total Liability Derivatives	$61,666	$61,666	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	39	March 2014	$4,714,854	$4,653,188	($61,666)
10-Yr. U.S. Treasury Bond Futures	(130)	March 2014	(16,300,385)	(15,996,094)	304,291
S&P 500 Index Mini-Futures	64	March 2014	5,697,745	5,891,520	193,775
Total Futures Contracts					$436,400

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 21, 5 Year, at 5.00%; Bank of	Sell	12/20/2018	$1,200,000	$8,860	$8,860
America
Total Credit Default Swaps				$8,860	$8,860

1	As the buyer of protection, Diversified Income Plus Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Diversified Income Plus Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Diversified Income Plus Fund could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	304,291
Total Interest Rate Contracts		304,291
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	193,775
Total Equity Contracts		193,775
Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	8,860
Total Credit Contracts		8,860

Total Asset Derivatives		$506,926

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	61,666
Total Interest Rate Contracts		61,666

Total Liability Derivatives		$61,666

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	13,750
Futures	Net realized gains/(losses) on Futures contracts	(2,728,313)
Total Equity Contracts		(2,714,563)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(253,137)
Total Interest Rate Contracts		(253,137)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	18,155
Total Credit Contracts		18,155

Total		($2,949,545)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	242,618
Total Interest Rate Contracts		242,618
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	227,455
Total Equity Contracts		227,455
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	8,860
Total Credit Contracts		8,860

Total		$478,933

The following table presents Diversified Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Options (Contracts)
Equity Contracts	$16,772,333	3.6%	N/A	1
Interest Rate Contracts	12,391,347	2.6	N/A	N/A
Credit Contracts	N/A	N/A	$46,641	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$5,762,100	$66,702,617	$67,244,506	5,220,211	$5,220,211	$58,584
Cash Management Trust- Short Term Investment	43,832,825	266,758,801	258,296,357	52,295,269	52,295,269	45,790
Total Value and Income Earned	49,594,925				57,515,480	104,374

The accompanying Notes to Financial Statements are an integral part of this schedule.

Natural Resources Fund

Schedule of Investments as of December 31, 2013

Shares	Common Stock (95.3%)	Value
Coal & Consumable Fuels (2.7%)
140,900	Alpha Natural Resources, Inc.[a]	$1,006,026
91,200	Peabody Energy Corporation	1,781,136

	Total	2,787,162

Consumer Staples (10.8%)
89,700	Archer-Daniels-Midland Company	3,892,980
41,000	Bunge, Ltd.	3,366,510
55,900	Ingredion, Inc.	3,826,914

	Total	11,086,404

Financials (5.6%)
41,700	DDR Corporation	640,929
30,500	Prologis, Inc.	1,126,975
20,300	RLJ Lodging Trust	493,696
29,800	SPDR Gold Trust[a,b]	3,461,866

	Total	5,723,466

Integrated Oil & Gas (11.9%)
40,600	Chevron Corporation	5,071,346
28,700	Occidental Petroleum Corporation	2,729,370
99,600	Petroleo Brasileiro SA ADR	1,372,488
48,600	Total SA ADR	2,977,722

	Total	12,150,926

Materials (5.3%)
41,300	Cliffs Natural Resources, Inc.[b]	1,082,473
37,300	Mosaic Company	1,763,171
20,407	Southern Copper Corporation	585,885
52,400	Teck Resources, Ltd.	1,362,924
38,100	Walter Energy, Inc.[b]	633,603

	Total	5,428,056

Oil & Gas Equipment & Services (20.6%)
41,000	Dril-Quip, Inc.[a]	4,507,130
750	Frank’s International NV	20,250
67,700	National Oilwell Varco, Inc.	5,384,181
85,300	Schlumberger, Ltd.	7,686,383
226,000	Weatherford International, Ltd.[a]	3,500,740

	Total	21,098,684

Oil & Gas Exploration & Production (22.2%)
127,200	Cobalt International Energy, Inc.[a]	2,092,440
23,800	Concho Resources, Inc.[a]	2,570,400
21,500	EOG Resources, Inc.	3,608,560
42,700	EQT Corporation	3,833,606
88,300	Marathon Oil Corporation	3,116,990
53,200	Oasis Petroleum, Inc.[a]	2,498,804
39,000	SM Energy Company	3,241,290
44,500	Southwestern Energy Company[a]	1,750,185

	Total	22,712,275

Oil & Gas Refining & Marketing (2.6%)
53,100	Valero Energy Corporation	2,676,240

	Total	2,676,240

Real Estate Investment Trusts (13.6%)
18,223	Boston Properties, Inc.	1,829,042
13,700	Camden Property Trust	779,256
33,395	Equity Residential	1,732,199
20,187	Health Care REIT, Inc.	1,081,418
27,900	Host Hotels & Resorts, Inc.	542,376
56,100	Kimco Realty Corporation	1,107,975
11,300	Macerich Company	665,457
6,910	Public Storage, Inc.	1,040,093
19,426	Simon Property Group, Inc.	2,955,860
21,400	Tanger Factory Outlet Centers, Inc.	685,228
16,947	Vornado Realty Trust	1,504,724

	Total	13,923,628

	Total Common Stock (cost $87,970,869)	97,586,841

	Collateral Held for Securities Loaned (5.2%)
5,291,600	Thrivent Cash Management Trust	5,291,600

	Total Collateral Held for Securities Loaned (cost $5,291,600)	5,291,600

Shares or Principal Amount	Short-Term Investments (4.5%)[c]
4,661,263	Thrivent Cash Management Trust 0.060%	4,661,263

	Total Short-Term Investments (at amortized cost)	4,661,263

	Total Investments (cost $97,923,732) 105.0%	$107,539,704

	Other Assets and Liabilities, Net (5.0%)	(5,157,519)

	Total Net Assets 100.0%	$102,382,185

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,402,766
Gross unrealized depreciation	(11,843,871)

Net unrealized appreciation (depreciation)	$9,558,895

Cost for federal income tax purposes	$97,980,809

The accompanying Notes to Financial Statements are an integral part of this schedule.

Natural Resources Fund

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Natural Resources Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	2,787,162	2,787,162	—	—
Consumer Staples	11,086,404	11,086,404	—	—
Financials	5,723,466	5,723,466	—	—
Integrated Oil & Gas	12,150,926	12,150,926	—	—
Materials	5,428,056	5,428,056	—	—
Oil & Gas Equipment & Services	21,098,684	21,098,684	—	—
Oil & Gas Exploration & Production	22,712,275	22,712,275	—	—
Oil & Gas Refining & Marketing	2,676,240	2,676,240	—	—
Real Estate Investment Trusts	13,923,628	13,923,628	—	—
Collateral Held for Securities Loaned	5,291,600	5,291,600	—	—
Short-Term Investments	4,661,263	4,661,263	—	—

Total	$107,539,704	$107,539,704	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Natural Resources Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	20,772
Total Foreign Exchange Contracts		20,772

Total		$20,772

The following table presents Natural Resources Fund’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Forwards (Notional)*
Foreign Exchange Contracts	($8,953)

*	Notional amount represents long or short, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Natural Resources Fund, is as follows:

Fund	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$9,494,200	$63,544,721	$67,747,321	5,291,600	$5,291,600	$29,192
Cash Management Trust- Short Term Investment	2,775,481	7,779,974	5,894,192	4,661,263	4,661,263	2,755
Total Value and Income Earned	12,269,681				9,952,863	31,947

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of December 31, 2013	Growth and Income Plus Fund	Diversified Income Plus Fund	Natural Resources Fund
Assets
Investments at cost	$49,271,695	$561,171,533	$97,923,732
Investments in securities at value	50,417,911	530,884,097	97,586,841
Investments in affiliates at value	2,877,246	57,515,480	9,952,863
Investments at Value	53,295,157	588,399,577	107,539,704
Cash	1,812	27,856	—
Dividends and interest receivable	148,676	2,907,418	234,718
Prepaid expenses	7,215	8,874	6,125
Receivable for investments sold	535,448	3,511,291	—
Receivable for fund shares sold	54,026	538,609	13,135
Receivable for variation margin	4,240	46,038	—
Total Assets	54,046,574	595,439,663	107,793,682
Liabilities
Accrued expenses	23,307	89,690	26,929
Payable for investments purchased	1,837,224	22,908,640	—
Payable upon return of collateral for securities loaned	—	5,220,211	5,291,600
Payable for fund shares redeemed	19,052	224,102	16,422
Payable for variation margin	—	3,656	—
Payable to affiliate	34,368	422,140	76,546
Mortgage dollar roll deferred revenue	1,528	13,824	—
Total Liabilities	1,915,479	28,882,263	5,411,497
Net Assets
Capital stock (beneficial interest)	48,119,158	538,913,486	105,065,223
Accumulated undistributed net investment income/(loss)	49,084	724,056	(18,471)
Accumulated undistributed net realized gain/(loss)	(97,822)	(753,446)	(12,280,485)
Net unrealized appreciation/(depreciation) on:
Investments	4,023,462	27,228,044	9,615,972
Futures contracts	37,213	436,400	—
Foreign currency transactions	—	—	(54)
Swap agreements	—	8,860	—
Total Net Assets	$52,131,095	$566,557,400	$102,382,185
Class A Share Capital	$49,823,960	$459,060,500	$15,801,763
Shares of beneficial interest outstanding (Class A)	4,798,914	63,354,999	1,587,544
Net asset value per share	$10.38	$7.25	$9.95
Maximum public offering price	$10.98	$7.59	$10.53
Institutional Class Share Capital	$2,307,135	$107,496,900	$86,580,422
Shares of beneficial interest outstanding (Institutional Class)	221,959	14,946,300	8,697,129
Net asset value per share	$10.39	$7.19	$9.96

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations

For the year ended December 31, 2013	Growth and Income Plus Fund	Diversified Income Plus Fund	Natural Resources Fund
Investment Income
Dividends	$1,467,295	$5,796,607	$1,501,035
Taxable interest	261,510	13,819,108	1,183
Income from mortgage dollar rolls	19,585	594,808	—
Income from securities loaned	—	58,584	29,192
Income from affiliated investments	2,743	45,790	2,755
Foreign tax withholding	(19,139)	(1,783)	(25,211)
Total Investment Income	1,731,994	20,313,114	1,508,954
Expenses
Adviser fees	397,276	2,571,918	791,402
Administrative service fees	81,307	156,510	88,301
Audit and legal fees	21,052	26,000	22,004
Custody fees	34,306	51,804	4,716
Distribution expenses Class A	93,372	950,619	38,669
Insurance expenses	4,179	5,850	4,363
Printing and postage expenses Class A	16,165	86,994	15,380
Printing and postage expenses Institutional Class	792	7,426	515
SEC and state registration expenses	33,338	115,873	28,252
Transfer agent fees Class A	73,564	343,961	75,793
Transfer agent fees Institutional Class	2,042	43,898	781
Trustees’ fees	7,254	26,198	8,319
Other expenses	14,920	32,995	9,490
Total Expenses Before Reimbursement	779,567	4,420,046	1,087,985
Less:
Reimbursement from adviser	(159,881)	(7,961)	(78,370)
Custody earnings credit	(11)	(57)	(5)
Total Net Expenses	619,675	4,412,028	1,009,610
Net Investment Income/(Loss)	1,112,319	15,901,086	499,344
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	5,161,830	17,615,729	4,536,388
In-kind redemptions	4,462,784	—	—
Distributions of realized capital gains from affiliated investments	3	61	13
Written option contracts	—	13,750	—
Futures contracts	423,538	(2,981,450)	—
Foreign currency transactions	—	—	(3,673)
Swap agreements	—	18,155	—
Change in net unrealized appreciation/(depreciation) on:
Investments	1,110,315	12,925,269	4,128,104
Futures contracts	41,593	470,073	—
Foreign currency transactions	—	—	116
Swap agreements	—	8,860	—
Net Realized and Unrealized Gains/(Losses)	11,200,063	28,070,447	8,660,948
Net Increase/(Decrease) in Net Assets Resulting From Operations	$12,312,382	$43,971,533	$9,160,292

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Growth and Income Plus Fund		Diversified Income Plus Fund
For the periods ended	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Operations
Net investment income/(loss)	$1,112,319	$1,385,941	$15,901,086	$11,445,522
Net realized gains/(losses)	10,048,155	2,650,694	14,666,245	5,870,154
Change in net unrealized appreciation/(depreciation)	1,151,908	2,789,481	13,404,202	16,722,735
Net Change in Net Assets Resulting From Operations	12,312,382	6,826,116	43,971,533	34,038,411
Distributions to Shareholders
From net investment income Class A	(670,542)	(532,917)	(12,832,895)	(9,729,680)
From net investment income Institutional Class	(437,400)	(850,648)	(3,288,301)	(1,476,076)

Total From Net Investment Income	(1,107,942)	(1,383,565)	(16,121,196)	(11,205,756)

From net realized gains Class A	(4,500,101)	—	(1,969,970)	—
From net realized gains Institutional Class	(210,357)	—	(464,187)	—

Total From Net Realized Gains	(4,710,458)	—	(2,434,157)	—

Total Distributions to Shareholders	(5,818,400)	(1,383,565)	(18,555,353)	(11,205,756)
Capital Stock Transactions
Class A
Sold	26,107,853	7,622,174	183,195,143	93,398,968
Distributions reinvested	4,903,364	509,900	12,815,201	7,999,318
Redeemed	(8,377,483)	(5,752,057)	(48,766,325)	(31,625,945)

Total Class A Capital Stock Transactions	22,633,734	2,380,017	147,244,019	69,772,341

Institutional Class
Sold	439,809	1,685,762	68,700,486	39,483,169
Distributions reinvested	640,661	846,684	3,705,854	1,456,365
Redeemed	(2,309,705)	(951,520)	(23,395,235)	(6,549,936)
In-kind redemptions	(36,694,752)	—	—	—
Total Institutional Class Capital Stock Transactions	(37,923,987)	1,580,926	49,011,105	34,389,598
Capital Stock Transactions	(15,290,253)	3,960,943	196,255,124	104,161,939
Net Increase/(Decrease) in Net Assets	(8,796,271)	9,403,494	221,671,304	126,994,594
Net Assets, Beginning of Period	60,927,366	51,523,872	344,886,096	217,891,502
Net Assets, End of Period	$52,131,095	$60,927,366	$566,557,400	$344,886,096
Accumulated Undistributed Net Investment Income/(Loss)	$49,084	$(5,674)	$724,056	$467,656
Capital Stock Share Transactions
Class A shares
Sold	2,424,516	814,442	25,783,352	13,997,392
Distributions reinvested	472,405	53,801	1,798,667	1,200,909
Redeemed	(768,818)	(608,405)	(6,861,853)	(4,770,795)

Total Class A shares	2,128,103	259,838	20,720,166	10,427,506

Institutional Class shares
Sold	41,140	181,445	9,737,266	5,957,144
Distributions reinvested	61,321	89,233	524,096	219,226
Redeemed	(217,765)	(101,406)	(3,311,239)	(991,583)
In-kind redemptions	(3,341,963)	—	—	—

Total Institutional Class shares	(3,457,267)	169,272	6,950,123	5,184,787

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Natural Resources Fund
For the periods ended	12/31/2013	12/31/2012
Operations
Net investment income/(loss)	$499,344	$702,883
Net realized gains/(losses)	4,532,728	426,770
Change in net unrealized appreciation/(depreciation)	4,128,220	(4,201,622)
Net Change in Net Assets Resulting From Operations	9,160,292	(3,071,969)
Distributions to Shareholders
From net investment income Class A	(31,840)	(69,338)
From net investment income Institutional Class	(453,034)	(640,309)

Total From Net Investment Income	(484,874)	(709,647)

From return of capital Class A	(32,514)	(13,007)
From return of capital Institutional Class	(177,408)	(69,179)

Total From Return of Capital	(209,922)	(82,186)

Total Distributions to Shareholders	(694,796)	(791,833)
Capital Stock Transactions
Class A
Sold	3,144,273	4,210,350
Distributions reinvested	63,177	81,131
Redeemed	(3,620,443)	(4,023,927)

Total Class A Capital Stock Transactions	(412,993)	267,554

Institutional Class
Sold	106,541	6,943,628
Distributions reinvested	627,542	705,386
Redeemed	(366,481)	(22,325,806)

Total Institutional Class Capital Stock Transactions	367,602	(14,676,792)

Capital Stock Transactions	(45,391)	(14,409,238)
Net Increase/(Decrease) in Net Assets	8,420,105	(18,273,040)
Net Assets, Beginning of Period	93,962,080	112,235,120
Net Assets, End of Period	$102,382,185	$93,962,080
Accumulated Undistributed Net Investment Income/(Loss)	$(18,471)	$(15,078)
Capital Stock Share Transactions
Class A shares
Sold	328,157	444,569
Distributions reinvested	6,375	9,095
Redeemed	(376,063)	(434,457)

Total Class A shares	(41,531)	19,207

Institutional Class shares
Sold	11,352	712,428
Distributions reinvested	63,324	79,079
Redeemed	(37,794)	(2,246,295)

Total Institutional Class shares	36,882	(1,454,788)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, twelve equity funds, four hybrid funds, five fixed-income funds, and one money market fund.

This shareholder report includes Thrivent Growth and Income Plus Fund, Thrivent Diversified Income Plus Fund and Thrivent Natural Resources Fund, three of the Trust’s twenty-six Funds. The other Funds of the Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.

(A) Share Classes – As of December 31, 2013, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 26 Funds of the Trust offer Class A and Institutional Class shares.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service. Investments in mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

The Board has delegated responsibility for daily valuation to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies and procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. As of December 31, 2013, no Funds held these types of Level 3 securities.

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed forward contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of December 31, 2013, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended December 31, 2010 through 2013. Additionally, as of December 31, 2013, the tax year ended December 31, 2009 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of December 31, 2013, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(G) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Natural Resources Fund and Growth and Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(H) Derivative Financial Instruments – Each of the Funds may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value if the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearing house stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses in the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an IDSA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements.

Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The amounts presented in the tables below are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral pledged. The actual amounts of collateral may be greater than amounts presented in the tables.

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Offset	Non-Cash Collateral Pledged*	Net Amount
Growth and Income Plus
Futures Contracts	4,240	—	4,240	—	—	—	4,240	**
Diversified Income Plus
Futures Contracts	42,823	—	42,823	3,656	—	—	39,167	**
Securities Lending	5,220,211	—	5,220,211	—	5,220,211	—	—
Swap Credit Contracts	3,215	—	3,215	—	—	—	3,215	**
Natural Resources
Securities Lending	5,291,600	—	5,291,600	—	5,291,600	—	—

*	Excess of collateral received from the counterparty may not be shown for financial reporting purposes.
**	Net Amount represents the net amount receivable from the counterparty in the event of the default.

Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Offset	Non-Cash Collateral Pledged*	Net Amount
Diversified Income Plus
Futures Contracts	3,656	—	3,656	3,656	—	—	—

*	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.

(I) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(J) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

As of December 31, 2013, the value of securities on loan is as follows:

Fund	Securities on Loan
Diversified Income Plus	$5,098,852
Natural Resources	5,177,942

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

(K) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(L) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(M) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2013, none of the Funds engaged in these types of investments.

(N) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(O) Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

(P) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(Q) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(R) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(S) Loss Contingencies – Thrivent Diversified Income Plus Fund is a defendant in an adversary action filed on July 7, 2004 by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. (G-I) against prior and current holders of secured debt of Building Materials Corporation of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to pay damages in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

(T) Litigation – Awards from class action litigation are are recorded as realized gains on the payment date.

(U) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(V) In-kind Redemptions – During the year ended December 31, 2013, the Thrivent Asset Allocation Funds, as the shareholders of underlying funds of Thrivent Mutual Funds, (the “underlying funds”), redeemed their shares in-kind (“in-kind redemption”). The underlying funds distributed fund securities rather than cash as payment for the redemption of these fund shares. For financial reporting purposes, the underlying funds recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying funds as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying funds. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Fund	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain/(Loss)
Aggressive Allocation Fund	Growth and Income Plus	475,273	8/6/2013	$5,218,501	$628,200
Moderately Aggressive Allocation Fund	Growth and Income Plus	1,204,539	8/6/2013	$13,225,838	$1,625,645
Moderate Allocation Fund	Growth and Income Plus	1,176,442	8/6/2013	$12,917,331	$1,561,715
Moderately Conservative Allocation Fund	Growth and Income Plus	485,709	8/6/2013	$5,333,082	$647,224

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Growth and Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%
Natural Resources	0.800%	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

(B) Expense Reimbursements – As of December 31, 2013, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Growth and Income Plus	1.15%	0.80%	2/28/2014
Diversified Income Plus	1.00%	N/A	2/28/2014
Natural Resources	1.30%	N/A	2/28/2014

The Funds covered in this shareholder report may invest cash in High Yield Fund, Money Market Fund and Thrivent Cash Management Trust, subject to certain limitations. During the year ended December 31, 2013, none of the Funds covered in this shareholder report invested in High Yield Fund. During the year ended December 31, 2013, none of the Funds covered in this shareholder report invested in Money Market Fund. During the year ended December 31, 2013, all Funds covered in this shareholder report invested in Cash Management Trust. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund or Money Market Fund.

(C) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% of average net assets.

(D) Sales Charges and Other Fees – For the year ended December 31, 2013, Thrivent Investment Mgt. received $2,038,669 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended December 31, 2013, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $326,118 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended December 31, 2013, Thrivent Investor Services received $547,296 for transfer agent services from the Funds covered in this shareholder report.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $14,223 in fees from the Funds covered in this shareholder report for the year ended December 31, 2013. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(E) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax basis and components of distributable earnings, are finalized. Therefore, as of December 31, 2013, the tax-basis balance has not yet been finalized.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Growth and Income Plus	$50,381	($4,499,934)	$4,449,553
Diversified Income Plus	476,510	(476,510)	—
Natural Resources	(17,863)	17,863	—

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Growth and Income Plus	$5,305	$—
Diversified Income Plus	344,088	—

At December 31, 2013, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Natural Resources	$3,770,133	2016
	7,987,053	2017

	$11,757,186

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the year ending December 31, 2012 and later, are subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the “Act”). Under the Act, if capital losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Additionally, these capital losses must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above, which may make them more likely to expire unused.

At December 31, 2013, the following Fund had accumulated net realized capital loss carryovers subject to the Act, as follows:

Fund	Capital Loss Carryover	Tax Character
Natural Resources	$466,222	Short-term

	$466,222

During the calendar year 2013, capital loss carryovers utilized by the Funds were as follows: Growth and Income Plus Fund, $842,469; Diversified Income Plus Fund, $12,371,643; and Natural Resources Fund, $4,456,408.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Ordinary Income		Long-term Capital Gain		Return of Capital
Fund	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Growth and Income Plus	$2,046,124	$1,383,565	$3,772,276	$—	$—	$—
Diversified Income Plus	16,121,196	11,205,756	2,434,157	—	—	—
Natural Resources	484,874	709,647	—	—	209,922	82,186

Thrivent Mutual Funds

Notes to Financial Statements

December 31, 2013

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended December 31, 2013, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Growth and Income Plus	$92,669	$83,915
Diversified Income Plus	545,951	379,000
Natural Resources	34,542	36,456

Purchases and Sales of U.S. Government Securities were:

	In thousands
Fund	Purchases	Sales
Growth and Income Plus	$12,319	$11,065
Diversified Income Plus	311,567	298,345

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2013, the following funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Growth and Income Plus	2	0.33%
Diversified Income Plus	2	0.49%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – The Funds may invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2013, were as follows:

	Number of Contracts	Premium Amount
Diversified Income Plus
Balance at December 31, 2012	—	$—
Opened	6	17,750
Closed	(3)	(9,250)
Expired	(3)	(8,500)
Exercised	—	—

Balance at December 31, 2013	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) RELATED PARTY TRANSACTIONS

As of December 31, 2013, no related parties held shares in excess of 5% of the Funds covered in this shareholder report.

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
GROWTH AND INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2013	$9.59	$0.18	$1.83	$2.01	$(0.19)	$(1.03)	$—
Year Ended 12/31/2012	8.70	0.20	0.89	1.09	(0.20)	—	—
Year Ended 12/31/2011	9.08	0.13	(0.38)	(0.25)	(0.13)	—	—
Year Ended 12/31/2010	7.98	0.13	1.12	1.25	(0.15)	—	—
Year Ended 12/31/2009	7.03	0.13	0.95	1.08	(0.13)	—	—
Institutional Class Shares
Year Ended 12/31/2013	9.60	0.44	1.61	2.05	(0.23)	(1.03)	—
Year Ended 12/31/2012	8.71	0.24	0.88	1.12	(0.23)	—	—
Year Ended 12/31/2011	9.08	0.16	(0.37)	(0.21)	(0.16)	—	—
Year Ended 12/31/2010	7.98	0.17	1.11	1.28	(0.18)	—	—
Year Ended 12/31/2009	7.04	0.16	0.94	1.10	(0.16)	—	—

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2013	6.82	0.23	0.47	0.70	(0.23)	(0.04)	—
Year Ended 12/31/2012	6.22	0.27	0.59	0.86	(0.26)	—	—
Year Ended 12/31/2011	6.39	0.27	(0.15)	0.12	(0.29)	—	—
Year Ended 12/31/2010	5.83	0.33	0.54	0.87	(0.31)	—	—
Year Ended 12/31/2009	4.68	0.32	1.11	1.43	(0.28)	—	—
Institutional Class Shares
Year Ended 12/31/2013	6.77	0.26	0.46	0.72	(0.26)	(0.04)	—
Year Ended 12/31/2012	6.19	0.30	0.57	0.87	(0.29)	—	—
Year Ended 12/31/2011	6.36	0.29	(0.15)	0.14	(0.31)	—	—
Year Ended 12/31/2010	5.81	0.36	0.52	0.88	(0.33)	—	—
Year Ended 12/31/2009	4.67	0.35	1.09	1.44	(0.30)	—	—

NATURAL RESOURCES FUND(c)
Class A Shares
Year Ended 12/31/2013	9.13	0.02	0.84	0.86	(0.02)	—	(0.02)
Year Ended 12/31/2012	9.57	0.04	(0.43)	(0.39)	(0.04)	—	(0.01)
Year Ended 12/31/2011	9.66	0.08	0.01	0.09	(0.09)	—	(0.09)
Year Ended 12/31/2010	7.79	0.11	1.98	2.09	(0.18)	—	(0.04)
Year Ended 12/31/2009	6.36	0.19	1.50	1.69	(0.18)	—	(0.08)
Institutional Class Shares
Year Ended 12/31/2013	9.13	0.05	0.85	0.90	(0.05)	—	(0.02)
Year Ended 12/31/2012	9.57	0.07	(0.43)	(0.36)	(0.07)	—	(0.01)
Year Ended 12/31/2011	9.66	0.12	—	0.12	(0.12)	—	(0.09)
Year Ended 12/31/2010	7.80	0.13	1.98	2.11	(0.21)	—	(0.04)
Year Ended 12/31/2009	6.34	0.20	1.53	1.73	(0.19)	—	(0.08)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Prior to October 10, 2011, Fund was the “Real Estate Securities Fund” and invested at least 80% of its net assets in issuers primarily engaged in the U.S. real estate industry.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.22)	$10.38	21.08%	$49.8	1.15%	1.69%	1.50%	1.34%	162%
(0.20)	9.59	12.60%	25.6	1.15%	2.18%	1.47%	1.86%	164%
(0.13)	8.70	(2.79)%	21.0	1.15%	1.47%	1.47%	1.15%	193%
(0.15)	9.08	15.83%	11.7	1.16%	1.90%	1.76%	1.29%	360%
(0.13)	7.98	15.74%	4.1	1.15%	1.92%	1.93%	1.14%	414%

(1.26)	10.39	21.56%	2.3	0.80%	2.02%	0.92%	1.90%	162%
(0.23)	9.60	12.97%	35.3	0.80%	2.52%	0.94%	2.38%	164%
(0.16)	8.71	(2.35)%	30.6	0.80%	1.80%	0.94%	1.66%	193%
(0.18)	9.08	16.23%	29.9	0.81%	2.09%	1.19%	1.70%	360%
(0.16)	7.98	15.97%	24.7	0.80%	2.28%	1.35%	1.73%	414%

(0.27)	7.25	10.40%	459.1	1.00%	3.34%	1.00%	3.34%	155%
(0.26)	6.82	14.08%	290.7	0.99%	4.14%	1.03%	4.10%	153%
(0.29)	6.22	1.78%	200.5	0.97%	4.29%	1.06%	4.20%	126%
(0.31)	6.39	15.24%	171.5	1.12%	5.62%	1.12%	5.61%	112%
(0.28)	5.83	31.50%	135.2	1.18%	6.32%	1.20%	6.30%	94%

(0.30)	7.19	10.70%	107.5	0.70%	3.66%	0.70%	3.66%	155%
(0.29)	6.77	14.23%	54.2	0.72%	4.47%	0.72%	4.47%	153%
(0.31)	6.19	2.18%	17.4	0.74%	4.53%	0.74%	4.52%	126%
(0.33)	6.36	15.57%	7.7	0.76%	5.92%	0.77%	5.92%	112%
(0.30)	5.81	31.97%	6.7	0.76%	6.71%	0.79%	6.69%	94%

(0.04)	9.95	9.43%	15.8	1.30%	0.22%	1.81%	(0.28)%	36%
(0.05)	9.13	(4.05)%	14.9	1.30%	0.46%	1.77%	(0.01)%	30%
(0.18)	9.57	0.85%	15.4	1.30%	0.77%	1.70%	0.37%	92%
(0.22)	9.66	27.15%	14.8	1.29%	1.17%	1.81%	0.66%	18%
(0.26)	7.79	28.55%	10.8	1.25%	3.09%	2.23%	2.11%	20%

(0.07)	9.96	9.89%	86.6	0.97%	0.56%	0.97%	0.56%	36%
(0.08)	9.13	(3.71)%	79.1	0.97%	0.78%	0.97%	0.78%	30%
(0.21)	9.57	1.21%	96.8	0.94%	1.15%	0.94%	1.15%	92%
(0.25)	9.66	27.38%	95.4	0.97%	1.47%	0.97%	1.47%	18%
(0.27)	7.80	28.97%	80.2	1.03%	3.24%	1.04%	3.23%	20%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis if less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2014.

The funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Growth and Income Plus	50%	61%
Diversified Income Plus	26%	27%
Natural Resources	100%	100%

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Mutual Funds (the “Trust”) require that these agreements be approved annually by the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”). The nine-member Board consists of eight Independent Trustees, including the Chairman.

At its meeting on November 19-20, 2013, the Board voted unanimously to renew the existing Investment Advisory Agreement between the Trust and Thrivent Asset Management (the “Adviser”) for each series (each, a “Fund”) of the Trust. The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Fund;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

Additional Information

(unaudited)

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether the breakpoint levels reflect these economies of scale for the benefit of the Funds’ shareholders;

7.	Other benefits realized by the Adviser or its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees) met on five occasions from May 21 to November 19, 2013 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to a peer group of comparable funds; portfolio turnover percentages; information prepared by management with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds. The Board received information from management, including the investment management staff of the Adviser regarding the personnel providing services to the Funds, as well as changes in staff and systems and compliance improvements. The Board also received periodic reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Funds. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Funds. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of the Subadvisers to the Trust. The Independent Trustees also met in-person with and received quarterly reports from the Trust’s Chief Compliance Officer.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Funds, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser explained how it has continued to invest in technology and personnel and the benefits those investments can have on the Funds. The Adviser also discussed how it has continued to strengthen its compliance program. The Adviser reviewed with the Board its process for selecting and overseeing the Subadvisers, including

Additional Information

(unaudited)

the results of recent on-site compliance due diligence visits. The Adviser also reviewed with the Board the services provided by the Subadvisers. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that, for the three-year period ended June 30, 2013, the average ranking of the Funds against their Lipper categories was 61% (with 1% being the best).

The Board requested and received from the Adviser additional information about certain Funds which had faced performance challenges, and information about how the Adviser was addressing such challenges. In addition, the Adviser discussed with the Board certain Funds whose principal investment strategies do not fit well within a Lipper peer group and described differences between these Funds and funds included in their respective Lipper peer group. The Adviser also discussed certain Funds whose performance did not compare well to their respective benchmark. In such cases, the Adviser provided additional information regarding these Funds’ performance compared to a customized benchmark. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ advisory fees were at or below the medians of their peer groups, with many in the lowest (i.e., least expensive) quartile. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Class A Funds’ advisory fees was 30% and the average ranking of the Institutional Class Funds’ fees was 33%. The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses.

On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were not excessive.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the Class A Funds had an average ranking of 32% while the Institutional Class Funds had an average ranking of 22%.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

Additional Information

(unaudited)

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Trust, including, among other things, research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed. The Board considered the Adviser’s brokerage reports and representations that it evaluates any soft-dollar arrangements for compliance with applicable requirements, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with the Adviser’s duty to seek best execution.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 26 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 33 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial, and

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 26 series of the Trust, the 33 portfolios of Thrivent Series Fund, Inc. and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2009	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008.

Richard L. Gady (1943) 1987	Retired.

Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.

Marc S. Joseph (1960) 2011	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009.

Douglas D. Sims (1946) 2006	Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders (1950) 2007	Retired.

Board of Trustees and Officers

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years
Russell W. Swansen (1957) President	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003.

David S. Royal (1971) Secretary and Chief Legal Officer	Vice President, Deputy General Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009.

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002.

Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.

Jody L. Bancroft (1971) Assistant Vice President (6)	Director, Investment Field Operations, Thrivent Financial since 2009; Director, Annuity & Settlement Option New Services, Thrivent Financial from 2007 until 2009.

Michael W. Kremenak (1978) Assistant Secretary	Senior Counsel, Thrivent Financial since 2013; Vice President and Assistant General Counsel at Nuveen Investments 2011 to 2013; Attorney at FAF Advisors 2009 to 2010; Associate at Skadden, Arps, Slate, Meagher & Flom 2005 to 2009.

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005.

Rebecca A. Paulzine (1979) Assistant Secretary	Senior Counsel, Thrivent Financial since 2010; Associate, Faegre & Benson LLP from 2005 to 2009.

Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)	“Interested Trustee” of the Trust as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested trustee because of his principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Trustee oversees 60 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Trustees other than Mr. Swansen are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913

Thrivent Investment Management®

NO POSTAGE
NECESSARY
IF MAILED
IN THE
UNITED STATES

# BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

POSTAGE WILL BE PAID BY ADDRESSEE

ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL FOR LUTHERANS
4321 N BALLARD RD
APPLETON WI 54913-9847

Fold Here

## Why should you consider paperless delivery?

- It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.
- It's simple and safe. Your personal information will always be protected by a password, making it much more secure than an envelope in your mailbox.
- It's less expensive than mailing.
- It's good for the environment. Each year, Thrivent Financial uses nearly 50 million sheets of paper to communicate with our members. That's as many as 26 acres of trees that could be saved by choosing paperless delivery.

TAPE HERE
DO NOT STAPLE

TAPE HERE
DO NOT STAPLE

TAPE HERE
TAPE HERE
TAPE HERE
TAPE HERE

DO NOT STAPLE
TAPE HERE

DO NOT STAPLE
TAPE HERE

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

## We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836.

## Choose Paperless Delivery

**By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):**

- Prospectuses
- Annual and semiannual reports
- Annual privacy notices

**Please note:** Electronic delivery is currently not available for business or trust accounts.

Fold Here

### I understand and agree to the following:

- I will receive electronic delivery of the documents designated above.
- I will no longer receive paper copies of these documents in the mail.
- A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide, and I will continue to receive other privacy notices including copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
- I will receive periodic emails directing me to Thrivent Financial's website where documents will be available.
- I will update Thrivent Financial if my email address changes.
- I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don't have it, I can download Reader® free from adobe.com.)
- This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
- I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
- My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to "U.S. Mail" in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

### Each investor requesting eDelivery must complete.

Investor 1: ______________________________ (Please print first and last name.)
Investor 2: ______________________________ (Please print first and last name.)

Email: ______________________________
Email: ______________________________

Signature: ______________________________
Signature: ______________________________

Address (If different than above): ______________________________

City: ____________________ State: __________ ZIP: __________

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

24042AR R2-14

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) through (d)

Thrivent Natural Resources Fund, Thrivent Growth and Income Plus Fund, and Thrivent Diversified Income Plus Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 26 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2013 and December 31, 2012 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/13	12/31/12

Audit Fees	$29,185	$28,700

Audit-Related Fees(1)	$297	$0

Tax Fees(2)	$23,995	$7,859

All Other Fees(3)	$0	$0

Total	$53,477	$36,559

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2013 and October 31, 2012 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/13	12/31/12

Audit Fees	$362,675	$373,880

Audit-Related Fees(1)	$3,621	$0

Tax Fees(2)	$174,182	$55,548

All Other Fees(3)	$0	$0

Total	$540,478	$429,428

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2013 was for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.

Fiscal Year Ended	10/31/13	12/31/13	10/31/12	12/31/12
Registrant(1)	$0	$0	$0	$0
Adviser	$6,450	$6,450	$1,800	$1,800

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2014	THRIVENT MUTUAL FUNDS

	By:	/s/Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2014	By:	/s/Russell W. Swansen
Russell W. Swansen
President

Date: February 28, 2014	By:	/s/Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer